UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
(Amendment No. )

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☒	Definitive Proxy Statement

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☐	Soliciting Material Pursuant to §240.14a-12
E2OPEN Parent Holdings, Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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To all e2open Stockholders:

It is with great pleasure that we invite you to our 2025 Annual Meeting of Stockholders (the “Annual Meeting”). The meeting will be held on Monday, July 28, 2025 at 2:00 p.m. EDT. This year’s Annual Meeting will be a virtual-only meeting. You can attend the Annual Meeting, vote, and submit your questions during the meeting by visiting https://www.proxydocs.com/ETWO.

Whether or not you plan to attend the virtual Annual Meeting, your vote on these matters is important to us. Stockholders of record can vote their shares online, by using a toll-free telephone number or by completing a proxy card and mailing it in the return envelope provided. If you hold shares through your broker or other intermediary, that person or institution will provide you with instructions on how to vote your shares.

On behalf of the Board of Directors and the management of e2open, we appreciate your continued support and interest in e2open.

Andrew M. Appel Chief Executive Officer

Key Accomplishments: E2open continues to be positioned as a leader by industry analysts across multiple connected supply chain domains. E2open was named a leader in the 2025 Gartner(R) Magic Quadrant" for Transportation Management Systems. E2open was named a Leader in the IDC MarketScape: Worldwide Supply Chain Planning Overall 2024 Vendor Assessment, as well as Planning for Process Industries, and Planning for Distribution Industries, recognized for field-proven AI and an integrated multi-enterprise commerce network that come together for advanced planning and execution on one platform. E2open was also named a Leader in the IDC MarketScape: Worldwide SaaS and Cloud-Enabled Direct Spend Vendor Assessment. The evaluation distinguishes e2opens multi-tier network and integrated supply chain management platform for the ability to solve direct procurement challenges and drive efficiency, profitability, and resiliency for a diverse range of industries. E2open hosted hundreds of clients at its annual Connect European Summit in Amsterdam and Connect customer conference in Orlando, with dozens of educational sessions covering e2opens technology platform across channel, planning, global trade, logistics and supply, along with strategic initiatives including Connected Planning and Connected Logistics. E2open published its annual Environmental, Social, and Governance Report, providing continued transparency into its approach to ESG focused on four key areas: Platform, Planet, People, and Policy. E2open released quarterly product updates with new functionality and enhancements that help clients unlock greater efficiency, predictability, and cost savings across their supply chains.

By the numbers - client impact

A proven history of client success and value creation

E2open streamlines and optimizes supply chain operations for some of the world’s largest brands

18 billion annual transactions

500,000+ connected enterprises

3 year contract length with enterprise clients

E2open Proxy Statement 2025 |	2

Additional Information

The accompanying document is the proxy statement of e2open for the 2025 Annual Meeting of Stockholders of E2open Parent Holdings, Inc. (the “Annual Meeting”). This proxy statement is available without charge to stockholders of e2open upon written or oral request. This document and other filings by e2open with the U.S. Securities and Exchange Commission (the “SEC”) may be obtained by either written or oral request to E2open Parent Holdings Inc., 14135 Midway Rd., Suite G300, Addison, TX 75001 or by telephone at (866) 432-6736.

The SEC maintains an internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC. You may obtain copies of the materials described above at the SEC’s internet site at www.sec.gov.

Information contained on the e2open website, or any other website, is expressly not incorporated by reference into the accompanying proxy statement.

To obtain timely delivery of the documents, you must request them no later than five business days before the date of the Annual Meeting, or no later than July 21, 2025.

Instructions for the Virtual Annual Meeting Stockholders will be able to participate in the Annual Meeting virtually by teleconference. The teleconference details are outlined on page 9. The meeting will begin promptly at 2:00 p.m. Eastern Time on July 28, 2025. In order to maintain the interactive nature of the virtual meeting, virtual attendees will be able to submit questions at certain intervals during the meeting. In order to promote fairness and efficient use of time, we will respond to up to two questions from a single stockholder. The virtual Annual Meeting has been designed to provide the same rights to participate as you would have at an in-person meeting.

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E2open Parent Holdings, Inc. 14135 Midway Rd., Suite G300 Addison, TX 75001 NOTICE OF 2025 ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of E2open Parent Holdings, Inc.:

The 2025 Annual Meeting of Stockholders of E2open Parent Holdings, Inc. (the “Annual Meeting”) will be held on July 28, 2025, at 2:00 p.m. EDT. This year’s Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast. A virtual meeting provides expanded access from any location around the world, improved communication and cost savings for our stockholders and the Company. You will be able to attend the Annual Meeting, vote and submit your questions during the meeting by visiting https://www.proxydocs.com/ETWO.

You are invited to attend the Annual Meeting, to be held for the following purposes (the “Proposals”):

1.	To elect 3 director nominees to serve as Class I directors on the Board of Directors (Proposal No. 1);

2.	To hold an advisory vote to approve the compensation of our named executive officers (Proposal No. 2);

3.	To ratify the selection of Ernst & Young LLP as our independent registered public accounting firm for fiscal 2026 (Proposal No. 3); and

4.	To transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

On May 25, 2025, E2open Parent Holdings, Inc. entered into an Agreement and Plan of Merger (the “Merger Agreement”) with WiseTech Global Limited (“WiseTech”), providing for the acquisition of the Company by WiseTech (the “Mergers”). On May 25, 2025, the Company received the written consent of stockholders adopting the Merger Agreement by an affirmative vote of a majority of the voting power of the Company’s outstanding capital stock. No other action by the stockholders of E2open Parent Holdings, Inc. is required with respect to the Mergers. Accordingly, no action will be taken at the Annual Meeting with respect to, and no proxy is being solicited in connection with, the Mergers. Subject to receipt of certain required regulatory approvals and other customary closing conditions specified in the Merger Agreement, we currently expect the Mergers to close in the second half of calendar year 2025. The Mergers may affect certain items to be voted upon at the Annual Meeting. However, until the Mergers have been completed, E2open Parent Holdings, Inc. will continue to function as an independent public company and therefore we are filing this notice and proxy statement for the Annual Meeting in the normal course.

Only stockholders of record at the close of business on Wednesday, May 28, 2025, are entitled to notice of, and to vote at, the Annual Meeting.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON JULY 28, 2025: THIS PROXY STATEMENT, FORM OF PROXY CARD AND OUR FISCAL YEAR 2025 ANNUAL REPORT ARE AVAILABLE AT WWW.E2OPEN.COM.

Whether or not you plan to attend the virtual Annual Meeting and regardless of the number of shares you own, please vote as promptly as possible via the Internet or by telephone in accordance with the instructions in your proxy materials. If you desire to revoke your proxy for any reason, you may do so in the manner described in the attached proxy statement. For further information concerning the individuals nominated as directors, the proposals being voted upon, use of the proxy and other related matters, you are urged to read the attached proxy statement.

After careful consideration, the Board of Directors of E2open has determined that the Proposals are advisable and in the best interests of E2open and its stockholders and unanimously recommends that the holders of E2open’s Class A Common Stock and Class V Common Stock entitled to vote with respect to each of the Proposals, vote or give instruction to vote “FOR” each noted proposal.

Chinh Chu
Chairman of the Board June 18, 2025

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Proxy Statement

2025 Annual Meeting of Stockholders

www.e2open.com

www.e2open.com

 Proxy

 Summary

Proxy Statement Summary

This summary highlights information contained elsewhere in this Proxy Statement. For more complete information about these topics, please review our Annual Report on Form 10-K for fiscal 2025 and the contents of this Proxy Statement. Fiscal 2025 began on March 1, 2024 and ended on February 28, 2025. Fiscal 2026 began on March 1, 2025 and ends on February 28, 2026.

The Notice of Internet Availability of Proxy Materials (the “Notice”), this Proxy Statement and the accompanying proxy card or voting instruction card, including an Internet link to our Annual Report on Form 10-K for fiscal 2025, were first made available to stockholders on or about June 18, 2025.

On May 25, 2025, E2open Parent Holdings, Inc. (the “Company” or “e2open”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with WiseTech Global Limited (“WiseTech”), providing for the acquisition of the Company by WiseTech (the “Mergers”). On May 25, 2025, the Company received the written consent of stockholders adopting the Merger Agreement by an affirmative vote of a majority of the voting power of the Company’s outstanding capital stock. No other action by the stockholders of E2open Parent Holdings, Inc. is required with respect to the Mergers. Accordingly, no action will be taken at the Annual Meeting with respect to, and no proxy is being solicited in connection with, the Mergers. Subject to receipt of certain required regulatory approvals and other customary closing conditions specified in the Merger Agreement, we currently expect the Mergers to close in the second half of calendar year 2025 .The Mergers may affect certain items to be voted upon at the 2025 Annual Meeting of Stockholders of E2open Parent Holdings, Inc. (the “Annual Meeting”). However, until the Mergers have been completed, E2open Parent Holdings, Inc. will continue to function as an independent public company and therefore we are filing this notice and proxy statement for the Annual Meeting in the normal course.

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2025 Annual Meeting of Stockholders

Date and Time Monday, July 28, 2025 2:00 p.m., Eastern Time Replay A recording of the meeting will be available on our website at investors.e2open.com following the Annual Meeting. Location Online via live audio webcast at www.proxydocs.com/ETWO Record Date May 28, 2025 Attendance You are entitled to attend the Annual Meeting online, vote and submit questions at https://www.proxydocs.com/ETWO, and enter the control number included on the Notice of Internet Availability of Proxy Materials on your proxy card (if you requested printed materials) or on the instructions that accompanied your proxy materials. You will only be entitled to vote and submit questions at the Annual Meeting if you are a stockholder as of the record date. Voting Roadmap Agenda Item Board Recommendation Page Election of three directors For Each Nominee 79 Advisory vote to approve the compensation of our named executive officers (NEOs) For 80 Ratification of selection of Ernst & Young LLP as our independent registered public accounting firm for fiscal 2026 For 81-82

E2open Proxy Statement 2025 |	9

Director Nominees

In Proposal No. 1, we are asking you to vote FOR each of the three Class I director nominees listed below. Each director attended at least 75% of all Board meetings and applicable committee meetings during fiscal 2025.

Nominee	Age	Director Since	Independent	Current Committees

Mr. Keith W. Abell Veteran of the asset management and investment banking industry; Experienced public company director	68	2021		• Risk (Chair) • Audit

Dr. Stephen C. Daffron Co-Founder and Industry Partner of Motive Partners; Former President of Dun & Bradstreet Holdings, Inc	69	2021		• Nominating, Sustainability & Governance (Chair) • Risk

Ms. Eva F. Harris Lead Independent Director; President and Founder of Big Pond, Inc; Former Chief Strategy Officer of Duck Creek Technologies	54	2021		• Compensation • Audit

Executive Compensation Highlights

Fiscal 2025 | Named Executive Officers (NEOs)

ANDREW APPEL, 60 CHIEF EXECUTIVE OFFICER AND DIRECTOR since Feb. 2024 Former CEO at Information Resources, Inc. Former Management Consultant MARJE ARMSTRONG, 45 CHIEF FINANCIAL OFFICER since May 2022 CHIEF HUMAN RESOURCES OFFICER since April 2024 Former VP of Finance at Dropbox, Inc. GREG RANDOLPH, 55 CHIEF COMMERCIAL OFFICER since July 2023 Former CRO at Quest Software, Inc. SUSAN E. BENNETT, 58 CHIEF LEGAL OFFICER AND SECRETARY since Dec. 2024 Former CLO of Circana, LLC RACHIT LOHANI, 38 CHIEF PRODUCT AND TECHNOLOGY OFFICER since Dec. 2024 Former CTO of Paylocity, Inc. In fiscal 2024, Mr. Andrew Appel was appointed and commenced employment with us as Interim Chief Executive Officer. Thereafter, Mr. Appel was appointed Chief Executive Officer of the Company in February 2024. In May 2024, Ms. Susan Bennett was appointed and commenced employment with us as Interim Executive Vice President, General Counsel and Secretary and was thereafter appointed and commenced employment as Chief Legal Officer and Secretary of the Company in fiscal 2025. In addition, Mr. Rachit Lohani was appointed and commenced employment with us as Chief Product and Technology officer in fiscal 2025.

E2open Proxy Statement 2025 |	10

Best Practices We Employ

__

•  High proportion of compensation for our CEO and executive officers is performance-based and aligned with stockholders’ interests

•  Caps on maximum payout of bonuses and performance-based equity awards

•  Cliffs built into our performance-based cash and equity programs where components pay out at zero if goals are not met

•  Robust stock ownership guidelines

•  Compensation recovery (clawback) policy for cash bonuses in the event of a financial restatement

•  Independent Compensation Committee

•  Annual risk assessment of compensation programs

•  Independent compensation consultant

•  Anti-hedging policy applicable to all employees and directors

Practices We Avoid

__

•  Subject to limited exceptions, no single-trigger change in control vesting of equity awards

•  Subject to limited exceptions, no change in control acceleration of performance-based cash bonuses

•  No minimum guaranteed vesting for performance-based equity awards granted to our NEOs

•  No “golden parachute” tax reimbursements or gross-ups for NEOs

•  No supplemental executive retirement plans, executive pensions or excessive retirement benefits

•  No repricing, cash-out or exchange of “underwater” stock options without stockholder approval

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How do I vote?

We are providing these proxy materials in connection with the Annual Meeting. The Notice, this Proxy Statement and the accompanying proxy card or voting instruction card, including an Internet link to our most recently filed Annual Report on Form 10-K for fiscal 2025, were first made available to stockholders on or about June 18, 2025. This proxy statement contains important information for you to consider when deciding how to vote on the matters brought before the Annual Meeting. Please read it carefully.

Your vote is important. You may vote on the Internet, by telephone, by mail or by attending the Annual Meeting, all as described below. The Internet and telephone voting procedures are designed to authenticate stockholders by using a control number and to allow you to confirm that your instructions have been properly recorded. If you vote by telephone or on the Internet, you do not need to return your proxy card or voting instruction card. Telephone and Internet voting facilities are available now and will be available 24 hours a day until the start of the meeting.

01  Vote on the Internet

If you are a stockholder of record, you may submit your proxy by going to http://www.proxypush.com/ETWO and following the instructions provided in the Notice. If you requested printed proxy materials, you may follow the instructions provided with your proxy materials and on your proxy card. If your shares are held with a broker, you will need to go to the website provided on your Notice or voting instruction card. Have your Notice, proxy card or voting instruction card in hand when you access the voting website. On the Internet voting site, you can confirm that your instructions have been properly recorded. If you vote on the Internet, you can also request electronic delivery of future proxy materials.

02  Vote by Telephone

If you are a stockholder of record, you can also vote by telephone by dialing 1-866-362-5470. If your shares are held with a broker, you can vote by telephone by dialing the number specified on your voting instruction card. Easy-to-follow voice prompts will allow you to vote your shares and confirm that your instructions have been properly recorded. Have your proxy card or voting instruction card in hand when you call.

03  Vote by Mail

If you have requested printed proxy materials, you may choose to vote by mail, by marking your proxy card or voting instruction card, dating and signing it, and returning it in the postage-paid envelope provided. If the envelope is missing, please mail your completed proxy card to Proxy Tabulator, P.O. BOX 8016. Cary, NC 27512-9903. If the envelope is missing and your shares are held with a broker, please mail your completed voting instruction card to the address specified therein. Please allow sufficient time for mailing if you decide to vote by mail.

Please note that if you received a Notice, you cannot vote by marking the Notice and returning it. The Notice provides instructions on how to vote by Internet and how to request paper copies of the proxy materials.

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How do I vote? (cont.)

04  Voting at the Annual Meeting

The method or timing of your vote will not limit your right to vote at the Annual Meeting if you attend the Annual Meeting and vote on the virtual meeting platform. The shares voted electronically, telephonically, or represented by the proxy cards received, properly marked, dated, signed and not revoked, will be voted at the Annual Meeting.

05  Attending the Annual Meeting

This year’s Annual Meeting will be held in a virtual format only. The accompanying proxy materials and the meeting’s website, https://www.proxydocs.com/ETWO, include instructions on how to participate in the meeting and how you may vote your shares. To be admitted to the virtual Annual Meeting, vote and submit questions during the meeting, you must enter the control number included on the Notice, on your proxy card (if you requested printed materials), or on the instructions that accompanied your proxy materials.

The virtual meeting platform is fully supported across browsers (Internet Explorer, Firefox, Chrome, and Safari) and devices (desktops, laptops, tablets, and cell phones) running the most updated version of applicable software and plugins. Participants should ensure that they have a strong WiFi connection wherever they intend to participate in the meeting. Participants should also give themselves enough time to log in and ensure that they can hear streaming audio prior to the start of the meeting.
We encourage you to access the Annual Meeting before it begins. Online check-in will start 15 minutes before the meeting on July 28, 2025. If you have difficulty accessing the meeting, please call the technical support number that will be posted on the meeting log-in page.

Q&A at the Annual Meeting

During the question-and-answer session, we will include questions submitted in advance of, and questions submitted live during, the Annual Meeting. You may submit a question in advance of the meeting at https:// www.proxydocs.com/ETWO after logging in with the control number included on the Notice or on your proxy card (if you requested printed materials), or on the instructions that accompanied your proxy materials. Questions may be submitted during the Annual Meeting through the virtual Annual Meeting interface. Please identify yourself when submitting a question. We will endeavor to answer as many stockholder-submitted questions as time permits that comply with the meeting rules of conduct. We reserve the right to edit any inappropriate language and to exclude questions regarding topics that are not pertinent to meeting matters or E2opens business. If we receive substantially similar questions, we may group such questions together and provide a single response to avoid repetition in the interest of time and fairness to all stockholders. The question-and-answer session will be accessible following the meeting as part of the recording of the meeting that will be available on our website at investors.e2open.com following the Annual Meeting.

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Board of

Directors

Keith W. Abell	Independent Director Class I
Age: 68
Committees: Risk (Chair), Audit

Director Nominee at this Annual Meeting
Keith Abell has served on our board of directors since April 2021. In 2022, Mr. Abell co-founded N4XT Experiences LLC, a live events company and serves on their board currently. In 2010, Mr. Abell co-founded Sungate Properties, LLC, a real estate investment company, after managing private investments during 2007 to 2009. From 1994 to 2007, Mr. Abell was a co-founder of, and served in a variety of senior management roles at GSC Group (and its predecessor, Greenwich Street Capital Partners, L.P.), an alternative asset manager. Prior to that, Mr. Abell was a Managing Director at Blackstone until 1994 where he, among other accomplishments, founded the firm’s first Hong Kong office. Prior to Blackstone, Mr. Abell served as a Vice President at Goldman, Sachs & Co., where he worked in the global finance, corporate finance and mergers and acquisitions departments. Mr. Abell serves as the treasurer, member of the audit committee and as a director of the National Committee on United States-China Relations. Mr. Abell has formerly served as a director of numerous public and private companies and non-profit organizations.

Qualifications: We believe Mr. Abells qualifications to serve on our board of directors include his substantial experience in private equity, mergers and acquisitions, corporate finance and strategic business planning; his track record at GSC Group and Blackstone and in advising and managing multinational companies; and his experience serving as a director for various public and private companies.

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Andrew M. Appel	Employee Director Class III
Age: 60

Andrew Appel was appointed Chief Executive Officer of E2open in February 2024, having served in an interim capacity since October 2023. Prior to his appointment as interim Chief Executive Officer, he had served on E2open’s Advisory Board since 2022 and brings over twenty-five years of management experience and extensive expertise in business strategy and innovation for the technology industry. Mr. Appel previously served for nearly a decade as President and CEO at IRI (now Circana), the leading provider of big data, predictive analytics, and forward-looking insights solutions for consumer-packaged goods brands, retailers, and media companies. Before joining IRI, he served as Chief Revenue Officer of Accretive Health, Chief Operating Officer of Aon, and was a Senior Partner at McKinsey & Company. Mr. Appel serves as Lead Director on the Board of Constant Contact, is a member of the Board of Advisors for the UCLA Anderson School of Management, and currently serves on the advisory boards of multiple leading data and technology companies. He previously served on the board of IRI, Machine Vantage, and Alight, the world’s leading human capital administration firm. Mr. Appel holds a bachelor’s degree in economics from the University of California, Los Angeles, and an MBA from the University of Chicago, where he was the Henry Ford II Scholar.

Qualifications: We believe Mr. Appels qualifications to serve on our board of directors include his substantial experience leading private and public companies; his track record with technology companies; and his experience serving as a director for various public and private companies.

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Chinh E. Chu	Independent Director Class III
Chairman of the Board
Age: 58
Committees: Compensation (Chair)

Chinh Chu has served as the Chairman of our board of directors since February 2021 and has served on our board of directors since January 14, 2020. Mr. Chu served as our Chief Executive Officer prior to the Business Combination. He currently serves on the board of directors of Getty Images Holdings, Inc (NYSE: GETY) and Dun & Bradstreet Holdings, Inc. (NYSE: DNB) (Dun & Bradstreet). Mr. Chu has served as a member of Dun & Bradstreet’s board of directors since the transaction to take Dun & Bradstreet private in February 2019. Mr. Chu has over 25 years of investment and acquisition experience. He is the Founder and Managing Partner at CC Capital, a private investment firm which he founded in 2015. Before founding CC Capital, Mr. Chu worked at Blackstone from 1990 to 2015. Mr. Chu was a Senior Managing Director at Blackstone since 2000, and previously served as Co-Chair of Blackstone’s Private Equity Executive Committee and was a member of Blackstone’s Executive Committee. He also served as the Chief Executive Officer and Director of CC Neuberger Principal Holdings II, a special purpose acquisition company he co-founded, from May 2020 until the consummation of the business combination with Getty Images, Inc. to form Getty in July 2022. Additionally, Mr. Chu served as the Chief Executive Officer and Director of CC Neuberger Principal Holdings III (“CCNB3”), a special purpose acquisition company he co-founded, until November 2023, when CCNB3 announced its intention to liquidate and dissolve. Mr. Chu served as Director of CCNB3 through its liquidation. He

Qualifications: Mr. Chus qualifications to serve on our board of directors include his substantial experience in mergers and acquisitions, corporate finance and strategic business planning, his track record at Blackstone, advising and managing multi-national companies, and his experience serving as a director for various public and private companies.

also served as Co-Chairman of FGL Holdings from April 2016 until June 2020 when it was acquired. Mr. Chu previously served as a director of Collier Creek Holdings, a special purpose acquisition company he co-founded in April 2018 which completed its business combination with Utz on August 28, 2020, and NCR Corporation. He previously served as a director of Kronos Incorporated, SunGard Data Systems, Inc., Stiefel Laboratories, Freescale Semiconductor, Ltd. Biomet, Inc., Alliant, Celanese Corporation, Nalco Company, DJO Global, Inc., HealthMarkets, Inc., Nycomed, Alliant Insurance Services, Inc., the London International Financial Futures and Options Exchange, Graham Packaging and AlliedBarton Security Services. Before joining Blackstone in 1990, Mr. Chu worked at Salomon Brothers in the Mergers & Acquisitions Department.

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Stephen C. Daffron	Independent Director Class I
Age: 69
Committees: NSG (Chair), Risk

Director Nominee at this Annual Meeting
Stephen Daffron has served on our board of directors since February 2021. Dr. Daffron joined Motive Partners in 2016 and is a Co-Founder and Industry Partner. Most recently in his capacity as an Industry Partner, between January 2019 and May 2021, Dr. Daffron was the President of Dun & Bradstreet, a Motive Partners portfolio firm, where he led the company’s transformation and growth strategy, execution and operations. Dr. Daffron also serves as a member of the board of directors at QOMPLX, executive chairman and director at BetaNXT and is an independent director at Motive Capital Corp (NYSE: MOTV.U), the special purpose acquisition corporation sponsored by Motive’s funds. Prior to that role, he spent more than two decades on Wall Street holding senior leadership positions at Renaissance Technologies Corp., Citigroup Inc. and Goldman, Sachs & Co. Prior to his career in finance, Dr. Daffron served as an Associate Professor at the United States Military Academy at West Point, and in various command and staff positions in the U.S. Army around the world.

Qualifications: We believe Dr. Daffrons qualifications to serve on our board of directors include his experience as a financial technology executive, having held senior leadership positions in large institutions, and services on large public company boards. He also brings extensive experience with risk management and ESG to our public company from his most recent experience as President of Dun & Bradstreet.

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Martin Fichtner	Independent Director Class II
Age: 48
Committees: Compensation, Audit

Martin Fichtner has served on our board of directors since September 2021. Mr. Fichtner joined Temasek in May 2019 and is Managing Director for Temasek International (USA) LLC. He is currently Head of West Coast and Head of Technology & Consumer (North America and EMEA). Before joining Temasek, Mr. Fichtner had over 16 years of investing experience across the broad technology landscape. Most recently, he was at technology private equity firm Silver Lake, where he was Managing Director of Silver Lake Kraftwerk, a fund focused on technology-enabled growth businesses. Earlier, Mr. Fichtner was a Principal and founding member of Elevation Partners, a private equity firm focused on online, media, and consumer related technology sectors. Prior to becoming a private equity investor, Mr. Fichtner was an investment banker at Goldman, Sachs & Co. Mr. Fichtner serves on the board, compensation and nominating committees at Intapp (NASDAQ: INTA), the board and audit committee at Global Healthcare Exchange, the board and compensation committee at SoundCloud and the board at Internet Brands and Orca Security. He holds a Bachelor of Science in Industrial Engineering and a Master of Science in Engineering Economic Systems & Operations Research, both from Stanford University.

Qualifications: Mr. Fichtner's qualifications to serve on our board include his substantial experience as a technology investor for over 19 years; and his extensive experience serving as director for numerous technology companies.

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Eva F. Harris	Independent Director Class I
Age: 54
Committees: Compensation, Audit Lead Independent Director

Director Nominee at this Annual Meeting
Eva Harris is president and founder of Big Pond Inc. and has served on the Board since 2020. She previously served as the Chief Strategy Officer of Duck Creek Technologies (NASDAQ: DCT), a leading SaaS software company serving the P&C insurance industry, where she spearheaded development and execution of corporate strategy. Prior to that, Ms. Harris was the Chief Financial Officer at Verisk Analytics (NASDAQ: VRSK), a data analytics and risk assessment firm. Prior to joining Verisk Analytics in 2009, Ms. Harris was a Managing Director in telecom, media and technology investment banking at JP Morgan Chase & Co. (“JP Morgan”) (NYSE: JPM), where she was responsible for the marketing and information services practice. At JP Morgan, Ms. Harris advised clients on equity and debt financing transactions, as well as significant sector acquisitions for data and analytics companies across a broad set of industry verticals, including insurance, financial services, consumer and media, and automotive.

Qualifications: Ms. Harris's qualifications to serve on our Board include her substantial experience in financial, technology and business services sectors, investment banking, mergers and acquisitions, corporate finance and strategic business planning; her track record at Verisk Analytics and JP Morgan, and in advising and managing multi-national companies.

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Ryan M. Hinkle	Independent Director Class II
Age: 44
Committees: Compensation, Nominating,
Sustainability & Governance

Ryan Hinkle has served on our board of directors since February 2021. Mr. Hinkle served as a member of the board of managers of E2open Holdings from March 2015 to February 2021. He also serves on numerous private company boards. Mr. Hinkle is a Managing Director of Insight Partners, a venture capital and private equity firm, where he has worked since 2003. He holds a Bachelor of Science in Engineering degree in electrical engineering from the University of Pennsylvania and a Bachelor of Science degree in finance from the University of Pennsylvania.

Qualifications: Mr. Hinkle's qualifications to serve on our board of directors include his experience in the private equity and venture capital industry analyzing and investing in technology companies; his extensive knowledge of the e2open business gained while serving on the e2open board of managers since March 2015; his perspective as a representative of e2open's largest equity holder since 2015 and, following the Business Combination, one of our largest stockholders; and his experience serving as a director for various private and public technology companies.

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Timothy I. Maudlin	Independent Director Class II
Age: 74
Committees: Audit (Chair), Nominating,
Sustainability & Governance

Timothy Maudlin has served on our board of directors since February 2021. From January 1989 to December 2007, Mr. Maudlin served as the Managing General partner of Medical Innovation Partners, a venture capital firm. He also served as a Principal and the Chief Financial Officer of Venturi Group, LLC, an incubator and venture capital firm, from 1999 to October 2001. Mr. Maudlin served on the board of Pluralsight, Inc., an online technology skills platform, until April 2021 when he resigned as a director at the closing of the take private transaction, and served on the board of Alteryx, Inc., an analytic process automation platform, until March 2024 when he resigned as a director at the closing of the take private transaction. Mr. Maudlin previously served on the boards of ExactTarget, Inc. from May 2008 to July 2013, MediaMind Technologies, Inc. from August 2008 to June 2011, Sucampo Pharmaceuticals, Inc. from September 2006 to February 2013 and Web.com Group, Inc. from February 2002 to October 2018. He holds a Master of Management degree with a concentration in Accounting, Finance and Management from the Kellogg School of Management at Northwestern University and a Bachelor of Arts degree in economics from St. Olaf College, and is trained as a Certified Public Accountant (inactive).

Qualifications: Mr. Maudlin's qualifications to serve on our board of directors include his extensive financial and accounting experience; the insights he has gained from his experience in the venture capital industry; and his extensive experience serving as a director for numerous public and private technology companies.

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Board of Directors’ Structure and Governance

Nominees for Directors

Our Board of Directors (the “Board”) consists of eight directors. Our certificate of incorporation provides for a classified board of directors: Class I, Class II and Class III. At this Annual Meeting, only the Class I directors (Mr. Abell, Mr. Daffron, and Ms. Harris) have been nominated for re-election.

Director Qualifications

Our Corporate Governance Guidelines (described in “Corporate Governance—Corporate Governance Guidelines” on page 32) contain Board membership criteria that apply to Board nominees recommended by the Nominating, Sustainability & Governance Committee (the “NSG Committee”). The NSG Committee strives for a mix of skills, experience and perspectives that will help create an outstanding, diverse, dynamic and effective Board. In selecting nominees, the NSG Committee assesses the independence, character and acumen of candidates and endeavors to collectively establish areas of core competency of the Board, including, among others, industry and technical knowledge and experience; management, accounting and finance expertise; and demonstrated business judgment, leadership and strategic vision. The NSG Committee values a diversity of backgrounds, experience, perspectives and leadership in different fields when identifying nominees.

Below we identify the key experiences, qualifications and skills our director nominees bring to the Board and that the Board considers important in light of e2open’s businesses and industry.

Industry Knowledge and Experience We seek to have directors with experience as executives or directors or in other leadership positions in the particular technology industries in which we compete because our success depends on developing and investing in innovative products and technologies. This experience is critical to the Boards ability to understand our products and business, assess our competitive position within the technology industry and the strengths and weaknesses of our competitors, maintain awareness of technology trends and innovations, and evaluate potential acquisitions and our acquisition strategy. Management, Oversight of Complex Organizations, Accounting and Finance Expertise We believe that an understanding of management practices, oversight of complex organizations and accounting/finance expertise is important for our directors. We value management experience in our directors as it provides a practical understanding of organizations, processes, strategies, risk management and the methods to drive change and growth that permit the Board to, among other things, identify and recommend improvements to our business operations, sales and marketing approaches and product strategy. We also seek to have at least one independent director who qualifies as an audit committee financial expert, and we expect all of our directors to be financially knowledgeable. Business Judgment, Leadership and Strategic Vision We believe that directors with experience in significant leadership positions are commonly required to demonstrate excellent business judgment, leadership skills and strategic vision. We seek directors with these characteristics as they bring important insights to Board deliberations and processes.

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Director Qualifications (cont.)

The experiences, qualifications, and skills of each director are included below the directors’ individual biographies on the previous pages. The Board concluded that each of the Class I nominees should serve as a director based on the specific experience and attributes listed and the direct personal knowledge of each nominee’s previous service on the Board, including the insight and collegiality each nominee brings to the Board’s functions and deliberations. The age of each director is provided as of May 28, 2025, the record date for the Annual Meeting.

Recommendations of Director Candidates

The NSG Committee will consider all properly submitted candidates recommended by stockholders for Board membership. Any stockholder wishing to recommend a candidate for consideration for nomination by the NSG Committee must provide written notice to the Corporate Secretary of e2open by email (generalcounsel@e2open.com) with a confirmation copy sent by mail to the company’s corporate headquarters in Addison, Texas, which address is provided on the proxy notice. The written notice must include the candidate’s name, biographical data and qualifications and a written consent from the candidate agreeing to be named as a nominee and to serve as a director if nominated and elected. By following these procedures, a stockholder will have properly submitted a candidate for consideration. However, there is no guarantee that the candidate will be nominated.

Potential director candidates are generally suggested to the NSG Committee by current Board members and stockholders and are evaluated at meetings of the NSG Committee. In evaluating such candidates, every effort is made to complement and strengthen skills within the existing Board. In addition, the Company is a party to the Amended & Restated Investor Rights Agreement (the “IRA”) that provides CC Capital and its affiliates, affiliates of Insight Partners, Francisco Partners and its affiliates and Temasek the right to appoint directors to the Board, with the number of directors provided for in the IRA. Currently CC Capital has appointed three directors, Insight Partners has appointed two directors, and Temasek has appointed one director. Francisco Partners currently does not have a board appointee, but has kept its right to appoint in the future. The NSG Committee seeks Board approval of the final candidates recommended by the NSG Committee. The same evaluation procedures apply to all candidates for director, whether submitted by stockholders or otherwise.

Information regarding procedures for the stockholder submission of director nominations to be considered at our next annual meeting of stockholders may be found in “Stockholder Proposals for the 2026 Annual Meeting” on page 84. Submissions must follow the requirements set forth in our bylaws.

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Board Meetings

Our business, property and affairs are managed under the direction of the Board. Members of the Board are kept informed of our business through discussions with our CEO, the Executive Leadership Team and other officers and employees, by reviewing materials provided to them and by participating in meetings of the Board and its committees. For fiscal year 2025, eighteen board meetings were held, which included thirteen special board meetings and one optional forum of the Board. Each director attended at least 75% of all Board and applicable committee meetings in fiscal 2025. Board members are expected to attend our annual meeting of stockholders. All members of the Board attended the 2024 Annual Meeting of Stockholders.

Committees, Membership and Meetings

The current standing committees of the Board are the Audit Committee, the NSG Committee, the Compensation Committee and the Risk Committee. For fiscal year 2025, the Audit Committee and the Risk Committee both held four executive meetings. In the same fiscal year, the Compensation Committee held three executive meetings and the NSG Committee held two executive meetings. Each committee reviews its charter at least annually, or more frequently as legislative and regulatory developments and business circumstances warrant. Each of the committees may make additional recommendations to our Board for revision of its charter to reflect evolving best practices. The charters for all committees are posted on our website at https://investors.e2open.com/governance/ governance-documents/default.aspx.

Recommendations of Director Candidates

The table below identifies committee membership as of May 28, 2025, the record date of the Annual Meeting.

	Audit Committee	Compensation Committee	Nominating, Sustainability and Governance Committee	Risk Committee
Chinh E. Chu Chairman of the Board

Keith Abell

Dr. Stephen C. Daffron

Martin Fichtner

Eva F. Harris					Chairman of the Board

Ryan M. Hinkle					Committee Chair

Timothy I. Maudlin					Committee Member

The Board has determined that all directors who served during fiscal 2025 on the Compensation, Audit, NSG and Risk Committees were independent under the applicable New York Stock Exchange (“NYSE”) listing standards during the periods they served on those committees. The Board has also determined that all directors who served during fiscal 2025 on the Compensation and Audit Committees satisfied the applicable NYSE and SEC heightened independence standards for members of compensation and audit committees during the periods they served on those committees. See “Corporate Governance—Director Independence” on page 38 for more information.

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Audit Committee

The Audit Committee oversees our accounting and financial reporting processes and the audit and integrity of our financial statements; assists the Board in fulfilling its oversight responsibilities regarding audit, finance, accounting, tax and legal compliance; and evaluates merger and acquisition transactions and investment transactions proposed by management. In particular, the Audit Committee is responsible for overseeing the engagement, independence, compensation, retention and services of our independent registered public accounting firm. The Audit Committee’s primary responsibilities and duties are to:

Act as an independent and objective party to monitor our financial reporting process and internal control over financial reporting; Review and appraise the audit efforts of our independent registered public accounting firm; Receive regular updates from our internal audit department regarding our internal audit plan and compliance with various policies and operational processes across all lines of business; Evaluate our quarterly financial performance at earnings review meetings; Oversee management's establishment and enforcement of financial policies and business practices; Oversee our compliance with laws and regulations and our Code of Ethics and Business Conduct; Provide an open avenue of communication between the Board and the independent registered public accounting firm, General Counsel, financial and senior management, and internal audit department; Produce the Report of the Audit Committee of the Board, included elsewhere in this proxy statement, as required by SEC rules. The Audit Committee held executive sessions with our independent registered public accounting firm on at least four occasions in fiscal 2025. The Board has determined that each member of the Audit Committee satisfies the financial literacy requirements of the NYSE and that Mr. Maudlin is an audit committee financial expert, as that term is defined under SEC rules.

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Compensation Committee

The Compensation Committee’s primary responsibilities and duties are to:

•	Review and approve all compensation arrangements, including, as applicable, base salaries, and bonuses and equity awards of our CEO and our other executive officers subject to ratification by the Board;

•	Review and approve non-employee director compensation, subject to ratification by the Board;

•	Lead the Board in its evaluation of the performance of our CEO;

•	Review and discuss the Compensation Discussion and Analysis (“CD&A”) portion of our proxy statement with management and determine whether to approve the inclusion of the CD&A in our proxy statement;

•	Review the Compensation Committee Report for inclusion in our proxy statement, as required by SEC rules;

•	Review, approve and administer our stock plans and approve equity awards to certain participants; and

•	Annually assess the risks associated with compensation practices, and programs applicable to our employees to determine whether such risks are appropriate or reasonably likely to have a material adverse effect on e2open.

The Compensation Committee helps us attract and retain talented executive personnel in a competitive market. In determining any component of executive or director compensation, the Compensation Committee considers the aggregate amounts and mix of all components in its decisions. Our legal department, human resources department and the independent compensation consultant support the Compensation Committee in its work. For additional details regarding the Compensation Committee’s role in determining executive compensation, including its engagement of an independent compensation consultant, refer to “Executive Compensation—Compensation Discussion and Analysis” beginning on page 42.

Compensation Committee Interlocks and Insider Participation None of the members of our Compensation Committee have ever been an executive officer or employee of ours. None of our executive officers currently serve, or have served during the last completed fiscal year, on the Compensation Committee or board of directors of any other entity that has one or more executive officers serving as a member of our Board or Compensation Committee.

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Nominating, Sustainability and Governance Committee

The NSG Committee’s primary responsibilities and duties are to:

•	Review and evaluate the size, composition, function, and duties of the Board consistent with its needs;

•	Identify, consider, recommend, and assist in recruiting qualified candidates for election to the Board;

•	Review and assess the adequacy of our corporate governance policies and procedures, including our Corporate Governance Guidelines;

•	Review the performance of the Board and its committees;

•	Review and assess the adequacy of our policies, plans and procedures regarding succession planning; and

•	Oversee and periodically review our environmental, social and governance (“ESG”) programs, including those involving environmental sustainability, human rights, and anti-slavery.

After e2open became a public company in 2021, the Nominating Committee’s duties were expanded to include ESG and the committee was renamed to Nominating, Sustainability, and Governance to reflect its focus on ESG. The committee’s charter was updated to specifically delegate authority to oversee ESG strategy, metrics, and reporting through quarterly reviews. Since that time, e2open has published annual ESG reports to provide transparency into our policies, practices, and impacts.

E2open's latest ESG report details our initiatives including: The impact of our solutions to sustainably improve global supply chains; Solution delivery designed to minimize disruption and risk; People programs that support employee wellbeing, engagement, and community support; Initiatives to minimize environmental impact for the company and throughout clients' supply chains; Processes to promote a fair and ethical culture and sound governance practices and compliance; and Disclosing the aspects of our environmental impact, such as water and energy use and greenhouse gas emissions based on ESG reporting frameworks. Our ESG report can be found at our investor website.

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Risk Committee

The Risk Committee’s primary responsibilities and duties are to:

•	Review e2open’s risk governance framework;

•	Oversee risk management policies and procedures dealing with risk identification and risk assessment regarding cybersecurity and other principal operational and business risks facing the Company, whether internal or external in nature and review and approve material changes to such policies;

•	Review and evaluate the various risks related to human capital management, including global attrition and hiring trends, concentration of employees in various jurisdictions and metrics related to diversity and inclusion;

•	Oversight of cybersecurity, including the risks faced by e2open and the policies, guidelines, and process by which management assesses and manages cybersecurity risk;

•	Review e2open’s corporate insurance program including property, casualty, cybersecurity and D&O insurance; and

•	Oversight of e2open’s crisis management framework, including incident response plans.

Director Compensation

Our directors play a critical role in guiding our strategic direction and overseeing the management of e2open. Ongoing developments in corporate governance, executive compensation and financial reporting have resulted in increased demand for highly qualified and productive public company directors. These considerable time commitments and the many responsibilities and risks of being a director of a public company require that we provide reasonable incentives for our non-employee directors’ continued performance by paying compensation commensurate with their qualifications and significant workload. Our non-employee directors are compensated based on their respective levels of Board participation and responsibilities, including service on Board committees as chair. Our non-employee directors display a high level of commitment and flexibility in their service to e2open. Most directors serve on more than one committee. Annual cash retainers and equity awards granted to our non-employee directors are intended to correlate with the qualifications, responsibilities, and time commitments of each such director.

Annual equity awards capped at a maximum dollar value	Emphasis on equity to align director compensation with our stockholders’ long-term interests
No committee chair equity awards	No per-meeting fees
Robust stock ownership guidelines (see page 33 for details)	No retirement benefits or perquisites

Our employee director, Mr. Appel, does not receive separate compensation for serving as a director of e2open.

Under the terms of the Merger Agreement, as of the effective time of the Mergers (the “Effective Time”), any outstanding time-based restricted stock unit that is held by a non-employee director will be canceled and converted into and will become the right to receive an amount in cash, without interest and subject to applicable withholding taxes, equal to the product of (a) $3.30 (the “Per Share Price”) and (b) the total number of shares of Class A Common Stock subject to such time-based restricted stock unit as of the Effective Time.

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Fiscal 2025 Director Compensation Table

The following table provides summary information regarding the compensation we paid to our non-employee directors in fiscal 2025.

Name	Fees Earned or Paid in Cash ($)	Stock Awards (1) (6) ($)	All Other Compensation ($)	Total ($)

Keith Abell	95,000	204,553	—	299,553

Chinh Chu (2)	—	426,635	—	426,635

Stephen Daffron (3)	—	303,906	—	303,906

Martin Fichtner (4)	—	—	—	—

Eva Harris	125,000	204,553	—	329,553

Ryan Hinkle (5)	—	292,217	—	292,217

Timothy Maudlin	100,000	204,553	—	304,553

1.

The amounts reported in this column represent the aggregate grant date fair values of RSUs computed in accordance with the Financial Accounting Standards Board’s (“FASB”) Accounting Standards Codification (“ASC”) “Topic 718, Compensation—Stock Compensation (FASB ASC 718)”. All the non-employee directors RSUs granted in fiscal 2025 vested on May 1, 2025 at a share price of $2.40. For information on the valuation assumptions used in our stock-based compensation computations, see Notes to our Consolidated Financial Statements included in our Annual Report on Form 10-K for fiscal 2025.

2.

Mr. Chu was appointed to serve on our Board on behalf of CC Capital pursuant to the Amended and Restated Investor Rights Agreement, filed as Exhibit 10.3 to our Annual Report on Form 10-K for fiscal 2025. As such, all director fees earned are paid directly to CC Capital. For fiscal 2025, Mr. Chu, on behalf of CC Capital, elected to receive all cash fees in the form of equity.

3.	For fiscal 2025, Mr. Daffron elected to receive all cash fees in the form of equity.
4.

Mr. Fichtner was appointed to serve on our Board on behalf of Anderson Investments Pte. Ltd. pursuant to the Amended and Restated Investor Rights Agreement, filed as Exhibit 10.3 to our Annual Report on Form 10-K for fiscal 2025. Mr. Fichtner waives all rights to cash fees or equity.

5.

Mr. Hinkle was appointed to serve on our Board on behalf of Insight E2open Aggregator, LLC pursuant to the Amended and Restated Investor Rights Agreement, filed as Exhibit 10.3 to our Annual Report on Form 10-K for fiscal 2025. As such, all director fees earned are paid directly to an affiliate of Insight E2open Aggregator, LLC. For fiscal 2025, Mr. Hinkle, on behalf of E2open Aggregator, LLC, elected to receive all cash fees in the form of equity.

6.	The following table provides additional information concerning the outstanding stock awards (in the form of RSUs) held by our non-employee directors as of the last day of fiscal 2025.

Name	Total Unvested RSUs Outstanding at Fiscal 2025 Year End (#)	RSUs Granted During Fiscal 2025 (a) (#)

Keith Abell	42,089	42,089

Chinh Chu (2)	87,785	87,785

Stephen Daffron (3)	62,532	62,532

Martin Fichtner (4)	—	—

Eva Harris	42,089	42,089

Ryan Hinkle (5)	60,127	60,127

Timothy Maudlin	42,089	42,089

(a)	The RSUs reported in this column were granted on May 1, 2024 and vest on the first anniversary of the date of grant or May 1, 2025.

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Corporate

Governance

We regularly monitor developments in corporate governance and review our processes and procedures in light of such developments. As part of those efforts, we review federal laws affecting corporate governance, as well as rules adopted by the SEC and NYSE. We believe we have in place corporate governance procedures and practices that are designed to enhance our stockholders’ interests.

Corporate Governance Guidelines

The Board has adopted Corporate Governance Guidelines (the “Guidelines”), which address the following matters, among others:

Director qualifications, including independence and overboarding	Director duties and responsibilities, including risk oversight, strategic planning, succession planning and company culture	Executive sessions of the Board, Board committees, meeting attendance and Board leadership roles

Director conflicts of interest	Director orientation and continuing education	Stockholder communications with the Board

The Board and each committee have the power to hire legal, accounting, financial or other outside advisors as they deem necessary in their best judgment without the need to obtain the prior approval of any officer of e2open. Directors have full and free access to officers and employees of e2open and may ask questions and conduct investigations as they deem appropriate to fulfill their duties.

Conflict of interest expectations for our non-employee directors are addressed in the Guidelines and provide that each non-employee director must disclose any existing or proposed relationships with the Company (other than service as a Board member or on Board committees) which could be required to be disclosed or could affect the independence of the director under applicable listing standards, including direct relationships between the Company and the director and his or her family members, and indirect relationships between the Company and any business, nonprofit or other organization in which the director is a general partner or manager, officer, or significant stockholder, or is materially financially interested.

The Guidelines provide for regular executive sessions to be held by non-employee directors. The Guidelines also provide that the Board will provide access to appropriate orientation programs or materials for the benefit of newly elected directors, including presentations from senior management. In addition, the Chairman of the Board presides over all executive sessions.

Under the Guidelines, the Board periodically evaluates the appropriate size of the Board and may make any changes it deems appropriate. The Compensation Committee is required under the Guidelines to conduct an annual review of our CEO’s performance and compensation, and the Board reviews the Compensation Committee’s report to ensure the CEO is providing the best leadership for e2open in the short and long term.

The Guidelines are posted, and we intend to disclose any future amendments to the Guidelines, on our website at https://investors.e2open.com/governance/governance-documents/default.aspx.

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Prohibition on Speculative Transactions and Pledging

Prohibition on Speculative Transactions

Our Insider Trading Policy prohibits all employees, including our executive officers, and non-employee directors, from purchasing financial instruments (including prepaid variable forward contracts, equity swaps, short sales, puts, collars, straddles and exchange funds) or otherwise engaging in transactions that are designed to or have the effect of hedging or offsetting any decrease in the market value of e2open securities. The prohibition does not apply to the exercise of any employee stock options granted by e2open.

Prohibition on Pledging

The Insider Trading Policy prohibits e2open directors, executive officers and their immediate family members from holding e2open securities in a margin account or pledging e2open securities as collateral to secure or guarantee indebtedness.

Stock Ownership Guidelines

for Directors and Senior Officers

Non-employee directors and senior officers are required to own shares of e2open common stock to align their interests with the long-term interests of our stockholders. The Compensation Committee sets and periodically reviews these ownership requirements, which we refer to as the Stock Ownership Guidelines. Under the Stock Ownership Guidelines, our non- employee directors and executive leadership team must own the following number of shares of common stock within five years from the date such person becomes a director or senior officer.

Title	Ownership Requirement

Each person promoted from within the Company to an executive role has three years from the date of his or her promotion to comply with any increased ownership requirement. Shares of e2open common stock that count toward satisfying the Stock Ownership Guidelines include common stock owned directly, common stock obtained through stock option exercises, unvested time-based restricted stock units (net of taxes) including restricted stock units that have been settled to the individual following determination of performance for performance-based restricted stock units, common stock beneficially owned in a “family trust” or by a spouse and/or minor children, and for non-employee directors appointed to the Board by a shareholder pursuant to the Investor Rights Agreement, as amended on September 1, 2021, qualifying shares that are held in the name of such non-employee director’s employer or an

Chief Executive Officer	6 times Annual Base Salary
Chief Financial Officer	4 times Annual Base Salary
Other Named Executive Officers/ Executive Leadership Team	3 times Annual Base Salary
Non-employee directors	5 times Annual Cash Retainer
affiliated entity of such employer. In February 2023, the Compensation Committee reviewed and approved changes to the Stock Ownership Guidelines, which included allowing non-employee directors appointed to the Board by a shareholder pursuant to the Investor Rights Agreement to include shares that are held in the name of such non-employee director’s employer or an affiliated entity of such employer. All of the Company’s senior officers have met the requirements of the Stock Ownership Guidelines as of December 31, 2024. Similarly, all members of the Board of Directors have either met the stock guidelines or are on track to meet the guidelines within the noted timelines.

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Board Leadership Structure

The roles of the Board Chair and CEO are filled by separate individuals. Since our IPO in February 2021, Mr. Chu has served as our Chairman of the Board. Mr. Appel has served as our CEO since October 2023.

The Board believes the separation of the offices of the Chair and CEO is appropriate because it allows our CEO to focus primarily on e2open’s business strategy, operations and corporate vision. The Board elects our Chair and our CEO, and each of these positions may be held by the same person or by different people. We believe it is important that the Board retain flexibility to determine whether these roles should be separate or combined based upon the Board’s assessment of our needs and leadership at a given point in time. The Board believes our company and our stockholders benefit from this flexibility, as our directors are well positioned to determine our leadership structure given their in-depth knowledge of our management team, strategic goals, and opportunities and challenges.

In February 2024, the Board appointed Ms. Harris to serve as Lead Independent Director. While Mr. Chu remains independent as our Chairman of the Board, the Board felt it appropriate to appoint Ms. Harris to serve as Lead Independent Director should a need ever arise for a director to lead meetings where Mr. Chu has a conflict on an isolated matter under consideration by the Board given his appointment pursuant to the Amended and Restated Investor Rights Agreement. We believe that independent and effective oversight of e2open’s business and affairs is maintained through the composition of the Board, the leadership of our independent directors and Board committees and our governance structures and processes. The Board consists of a substantial majority of independent directors, and the Board’s Compensation, Audit, NSG and Risk Committees are composed solely of independent directors.

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The Board’s Role in

Risk Oversight

CYBERSECURITY RISK OVERSIGHT Cybersecurity oversight is a top priority for the Board. Our head of global information security regularly briefs the Risk Committee on our information security program, related priorities and controls. The Risk Committee reports to the full Board regarding the committee’s cybersecurity risk oversight activities.

Maintaining a secure and confidential environment for our clients, employees and other partners’ information is essential to the Company. As we rely more heavily on our cloud-based technology to do business and provide solutions to our clients who entrust us with their data, information security and privacy and risk oversight are becoming critically important. Management is responsible for managing e2open’s risks, and, in turn, the Board is responsible for overseeing management’s efforts to assess and manage risk. The Board’s risk oversight areas include, but are not limited to:

•	Leadership structure, compensation and succession planning for management and the Board;

•	Strategic and operational planning, including with respect to significant acquisitions, long-term debt and growth;

•	Information technology and cybersecurity;

•	Diversity and inclusion; and

•	Legal and regulatory compliance.

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The Board’s Role in

Risk Oversight (cont.)

While the Board has the ultimate oversight responsibility for risk management policies and processes, various committees of the Board also have the following responsibilities for risk oversight.

AUDIT COMMITTEE	Oversees risks associated with our financial statements and financial reporting, our independent registered public accounting firm, our internal audit function, tax issues, mergers and acquisitions, credit and liquidity, legal and regulatory matters, and Code of Ethics and Business Conduct compliance.

COMPENSATION COMMITTEE	Considers risks associated with our compensation policies and practices, with respect to executive compensation, director compensation and employee compensation generally.

NSG COMMITTEE

Oversees risks associated with our overall governance practices and the leadership structure of management and the Board. Oversees and periodically reviews our environmental, social and governance programs, including environmental sustainability, human rights, and anti-slavery.

The NSG Committee also periodically reviews and assesses the adequacy of our policies, plans and procedures with respect to succession planning for key executive officers, including the CEO and the CFO. At least annually, the Board holds an executive session with the CEO to discuss potential successors and the performance, strengths, and weaknesses of any such candidates.

RISK COMMITTEE	Oversees the global risk governance framework and risk management policies and procedures. The committee’s focus is on information technology, privacy and cybersecurity, as well as human capital management, including talent acquisition, development and retention. Lastly, the committee annually reviews e2open’s corporate insurance program including property, casualty, cybersecurity and D&O and crisis management framework.

The Board is kept informed of each committee’s risk oversight and other activities via regular reports of the committee chairs to the full Board. In addition, the Board plays an active oversight and risk mitigation role through its regular review of e2open’s strategic direction. While management is responsible for setting strategic direction, the directors regularly review e2open’s strategy. The Board dedicates time at regularly-scheduled meetings to review and discuss e2open’s strategy as provided by management. We believe this Board oversight helps identify and mitigate risks associated with our overall business strategy.

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Risk Management

E2open’s management conducts regular enterprise risk assessments, which are reviewed with the Risk Committee of the Board of Directors. Annual enterprise risk assessments include an evaluation of the impact, likelihood, and velocity of risks, which determines the level of oversight provided by management and the Board of Directors. Regular updates include consultations with management, updates to quantitative and qualitative ranking of risks, and the use of outside advisors and experts as needed. A management-comprised Executive Risk Committee responsible for reviewing and responding to risks also participates in the Disclosure Committee and provides input on relevant disclosure areas. The Board has assigned certain risks to Board committees, e.g. ESG to NSG Committee, and Enterprise Risk Management to the Risk Committee of the Board of Directors.

The Company has various policies, practices, and procedures which govern our privacy and information security. These policies, practices, and procedures are reviewed annually and updated as needed. They address both the processes and technical requirements needed to protect the environments in which data is processed, as well as how it is maintained, governed, and protected. E2open’s information security compliance team provides services, including threat management, application and infrastructure assessments, secure configuration management, and information security administration. The team also supports advanced business continuity and disaster recovery capabilities.

Additionally, we have response processes in place to address information security incidents that are reviewed and updated annually. Our security management program addresses all aspects of the security lifecycle, which are assessment, protection, detection, and response. These processes are designed to assist e2open in identifying information security issues and promptly responding to them, containing and eliminating such occurrences, notifying impacted parties and, where necessary, notifying governmental and regulatory authorities.

E2open provides comprehensive training on information security, how to identify and understand privacy-related risks, and how to mitigate data and privacy issues to all employees as well as to third parties who have authorized access to our systems. We also test employees on a regular basis to see whether they can identify phishing emails.

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Director Independence

Our certificate of incorporation provides for a classified board of directors: Class I, Class II and Class III. At this Annual Meeting, only the Class I directors (Mr. Abell, Mr. Daffron, and Ms. Harris) have been nominated for re-election.

Upon the recommendation of the NSG Committee, the Board determined that each of the following seven current directors are independent (as defined by applicable NYSE listing standards and our Corporate Governance Guidelines): Mr. Abell, Mr. Chu, Mr. Daffron, Mr. Fichtner, Ms. Harris, Mr. Hinkle and Mr. Maudlin. Therefore, all directors who served during fiscal 2025 on the Compensation, Audit, NSG and Risk Committees were independent under the applicable NYSE listing standards and SEC rules.

85% of our Board members are independent directors

The Board further determined, upon recommendation of the NSG Committee, that all directors who served during fiscal 2025 on the Compensation and Audit Committees satisfied the applicable NYSE and SEC heightened independence standards for members of compensation and audit committees.

In making the independence determinations, the Board and the NSG Committee considered all facts and circumstances relevant under the NYSE listing standards and SEC rules, including any relationships between e2open and entities affiliated with the directors.

The non-employee directors held an executive session immediately preceding and/or following each of the regularly scheduled Board meetings in fiscal 2025.

Director Tenure, Board Refreshment and Diversity

We do not impose director tenure limits or a mandatory retirement age. As we have only been public for four years, the Board does not feel the need to impose limitations at this time. However, the NSG Committee will review such policies and determine if appropriate to formalize a policy as we mature and grow.

The Board values diversity of backgrounds, experience, perspectives and leadership in different fields, at all levels, when identifying nominees. The diversity status of board nominees is considered as part of the assessment of the nominee’s overall fit. Presently, two of our eight Board members are women or come from a diverse background.

25% of our Board members were women or came from a diverse background in fiscal 2025

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Director Self-Evaluations

In February 2023, the NSG Committee reviewed and approved changes to the director self-evaluation process. For fiscal 2024, the Chairman of the Board, or his designee, conducted a formal one-on-one interview with each member of the Board, receiving candid input on the Board’s performance. After completing the interviews, the Chairman of the Board consolidated and anonymized the interview feedback and discussed the feedback during independent executive session. For fiscal 2025, the Board conducted an evaluation process via unanimous questionnaire. Any recommendations for improvement are reviewed by the full Board and appropriate plans are initiated by the Board to address such recommendations.

Communications with the Board

Any person wishing to communicate with any of our directors, including our independent directors, regarding e2open may send an email to generalcounsel@e2open.com or may write to the director, c/o the Corporate Secretary of e2open at 14135 Midway Rd., Ste G300, Addison, TX 75001. The Corporate Secretary will forward relevant communications directly to the director(s) specified or, if none is specified, to the Chairman of the Board. In addition, we present all such communications, as well as draft responses, at meetings of our NSG Committee. These communications and draft responses are also provided to the appropriate committee or group of directors based on the subject matter of the communication; for example, communications regarding executive compensation are provided to our Compensation Committee, in addition to our NSG Committee.

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Employee Matters

Code of Conduct

When we went public in February 2021, we adopted a Code of Ethics and Business Conduct (the “Code of Conduct”), which is periodically reviewed and amended by the Board. The Code of Conduct was overhauled and approved by the Board in October 2021. We require all employees, including our senior officers and our employee directors, to read and to adhere to the Code of Conduct in discharging their work-related responsibilities. We provide mandatory web-based general training with respect to the Code of Conduct, and we provide additional live and web-based training on specific aspects of the Code of Conduct from time to time for certain employees. Employees are expected to report any conduct they believe in good faith to be a violation of the Code of Conduct. The Code of Conduct is posted on our website at https://investors.e2open.com/overview/default.aspx. At the beginning of fiscal 2024, we made notable updates to the Code of Conduct pertaining to ESG, which expanded our human rights and anti-slavery practices. We intend to disclose on our website any future amendments of the Code of Conduct or any waivers granted to our executive officers from any provision of the Code of Conduct.

Whistleblower Policy and Reporting

The Audit Committee has adopted a whistleblower policy for the receipt, retention, and treatment of complaints or concerns regarding general misconduct, accounting, internal accounting controls and auditing matters of e2open including, but not limited to the following: fraud or deliberate error in the preparation, evaluation, review or audit of any financial statement; fraud or deliberate error in the recording or maintaining of financial records; deficiencies in or noncompliance with internal accounting controls, misrepresentations or false statements to or by a senior officer of e2open or an accountant regarding a matter contained in the financial records, financial reports or audit; deviation from full and fair reporting of e2open’s financial condition; violation(s) or threat of a violation of applicable law or internal rules; and acts or omissions of e2open which places the public interest at stake. This policy protects those that report in good faith questionable ethical conduct and conduct which violates e2open policy and applies to anyone who has worked or is performing work for the Company or any individual who has obtained information in a work-related context, which includes but is not limited to all former and current employees, interns, independent contractors, volunteers, suppliers, shareholders, temporary workers, and consultants. The whistleblower policy also establishes e2open’s anonymous reporting channel employees, directors, contractors and others may use to seek guidance or submit reports concerning compliance and ethics matters. Reports may be made in person through internal or external channels, via fax, via phone or by way of a secure Internet site 24 hours a day, seven days a week. Those who contact the helpline, whether over the phone or online, generally may choose to remain anonymous. Management reviews all submitted reports, with the Chairman of the Audit Committee also receiving all reports to determine if any matter requires escalation.

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 Executive

 Compensation

Compensation Discussion and Analysis

This Compensation Discussion and Analysis (the “CD&A”) provides information regarding the fiscal 2025 compensation program for our named executive officers, or “NEOs.” The following provides an overview of our executive compensation philosophy, the objectives of our executive compensation program, and each material element of compensation. In addition, we explain how and why the Compensation Committee and the Board arrived at the specific compensation policies and decisions involving our NEOs during fiscal 2025. For fiscal 2025, our NEOs were:

ANDREW APPEL CHIEF EXECUTIVE OFFICER MARJE ARMSTRONG CHIEF FINANCIAL OFFICER AND CHIEF HUMAN RESOURCES OFFICER GREG RANDOLPH CHIEF COMMERCIAL OFFICER SUSANE. BENNETT CHIEF LEGAL OFFICER AND SECRETARY RACHIT LOHANI CHIEF PRODUCT AND TECHNOLOGY OFFICER Our fiscal year 2025 ran from March 1, 2024 to February 28, 2025. Andrew Appel joined us as CEO effective as of October 10, 2023 on an interim basis and permanently as of February 12, 2024. Additionally, effective as of May 14, 2024, Ms. Susan E. Bennett was appointed and commenced employment with us as Interim Executive Vice President, General Counsel and Secretary and then subsequently was promoted on December 16, 2024 to Chief Legal Officer & Secretary. On December 20, 2024, we announced the appointment of Mr. Rachit Lohani to serve as our Chief Product & Technology Officer. He is one of our NEOs during fiscal 2025. In this newly combined role, Mr. Lohani leads our product management, engineering, and technology to accelerate our growth by aligning our product and technology resources.

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WiseTech – Merger Agreement

The Merger Agreement provides for the following treatment of the NEOs’ outstanding equity awards, to be effective as of the Effective Time:

Stock Options

Under the terms of the Merger Agreement, at the Effective Time, (a) any outstanding option with an exercise price less than the Per Share Price, whether vested or unvested, will be canceled and converted into the right to receive an amount of cash, without interest and subject to applicable withholding taxes, equal to the product of (i) the number of shares of our Class A Common Stock subject to such option and (ii) the excess, if any, of the Per Share Price over the exercise price per share of such option (the “Option Consideration”), and for purposes of determining the number of options that will be canceled and converted into the right to receive the Option Consideration, any performance-based vesting conditions will be measured based on the Per Share Price; and (b) any outstanding stock option with (i) an exercise price per share equal to or greater than the Per Share Price or (ii) a performance-based vesting condition that is not achieved as a result of the Mergers will be canceled at the Effective Time without any cash payment being made to the holder thereof.

Time-Based Restricted Stock Units

Under the terms of the Merger Agreement, at the Effective Time, any outstanding time-based restricted stock unit that (a) is vested but remains unsettled as of the Effective Time (“Vested Company RSUs”) or (b) vests in connection with the Mergers in accordance with its terms (“Specified RSUs”) will, in each case, be canceled and converted into and will become the right to receive an amount in cash, without interest and subject to applicable withholding taxes, equal to the product of (i) the Per Share Price and (ii) the total number of shares of Class A Common Stock subject to such time-based restricted stock unit as of immediately prior to the Effective Time.

Further, at the Effective Time, any outstanding time-based restricted stock unit (other than the Vested Company RSUs and the Specified RSUs) will be automatically canceled and, in exchange therefor, the holder of such canceled time-based restricted stock unit will be entitled to receive a time-based restricted stock unit in WiseTech covering the number of ordinary shares of WiseTech equal to the product of (a) the Equity Award Exchange Ratio (as defined in the Merger Agreement) and (b) the number of shares of Class A Common Stock underlying such time-based restricted stock unit (each, an “Equity Replacement Award”), with any resulting fractional number of ordinary shares of WiseTech covered by such Equity Replacement Award rounded down to the next whole number.

Each Equity Replacement Award will have no less favorable terms and conditions, including with respect to vesting and acceleration provisions upon a qualifying termination of employment, as were applicable to the applicable restricted stock unit immediately prior to the Effective Time, except for terms rendered inoperative by reason of the Mergers (including performance-based vesting conditions) and other administrative or ministerial changes determined by WiseTech.

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Performance-Based Restricted Stock Units

Under the terms of the Merger Agreement, at the Effective Time, any outstanding performance-based restricted stock unit that is not subject to a time-vesting component, as well as those with a time-vesting component that will be satisfied in accordance with its terms in connection with the Mergers (each, a “Specified PSU”) will be automatically canceled and converted into and will become the right to receive an amount in cash, without interest and subject to applicable withholding taxes, equal to the product of (a) the Per Share Price and (b) the total number of shares of Class A Common Stock subject to such Specified PSU as of immediately prior to the Effective Time. For purposes of determining the number of shares of Company Common Stock subject to each Specified PSU, the revenue growth performance-based vesting condition that applied to the Specified PSUs immediately prior to the Effective Time will be deemed attained at 100% in accordance with the applicable award agreements governing such Specified PSUs, and the stock price performance-based vesting condition that applied to the Specified PSUs immediately prior to the Effective Time will be measured based on the Per Share Price, with any such performance-based vesting condition that is not achieved as a result of the Mergers canceled without any cash payment being made in respect thereof.

Further, at the Effective Time, any outstanding performance-based restricted stock unit (other than the Specified PSUs) will be automatically canceled and, in exchange therefor, the holder of such canceled performance-based restricted stock unit will be entitled to receive an Equity Replacement Award, with any resulting fractional number of ordinary shares of WiseTech covered by such Equity Replacement Award rounded down to the next whole number. For purposes of determining the number of shares of Class A Common Stock subject to each performance-based restricted stock unit, the revenue growth performance-based vesting condition will be deemed attained at 100% in accordance with the terms of the applicable award agreements governing such performance-based restricted stock unit.

Each Equity Replacement Award will have no less favorable terms and conditions, including with respect to vesting and acceleration provisions upon a qualifying termination of employment, as were applicable to the applicable restricted stock unit immediately prior to the Effective Time, except for terms rendered inoperative by reason of the Mergers (including performance-based vesting conditions) and other administrative or ministerial changes determined by WiseTech.

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Highlights of Fiscal Year 2025 Executive Compensation

Our fiscal 2025 executive compensation program was designed to incentivize our executive officers to transform e2open into a world class public company and drive organic revenue growth. In line with our performance and compensation objectives, during fiscal 2025, we took the following compensation actions for our executives, including the NEOs:

Emphasis on Performance-Based Long-Term Incentives. The Compensation Committee believes in pay for performance and that time and performance-vesting equity balances the retention and motivational aspects of our compensation program. One half of the long-term equity grants were tied to specific performance targets while the other half of the long-term equity grants were time vested. The performance-based restricted stock units (50%) had vesting tied to our organic subscription revenue growth, and adjusted EBITDA. The other 50% under the long-term incentive program were in the form of three-year time-based restricted stock units. Base Salaries at the Median of Market. The base salaries were set within a competitive range of market median, with the greatest compensation opportunities focused on performance-based equity and annual cash incentive payouts. Short-Term Incentive Compensation Tied to Key Business Drivers. The executive cash incentive program was designed to be 100% at-risk compensation with all NEOs tied to corporate goals (organic subscription revenue growth and adjusted EBITDA) aimed at driving the overall performance of e2open. Significant Portion of Total Compensation At-Risk. The Compensation Committee set the total compensation of the NEOs to be at-risk, with at-risk compensation ranging from 56% to 94%. Our CEO has 56% of total compensation at risk. While the CEOs current total compensation at risk stands at 56%, the equity awards granted in fiscal 2024, covering a three-year period, have elevated his total compensation at risk to 96%, as he is not eligible for any additional equity awards during this period. Aggressive Performance Targets for Long-Term and Short-Term Incentives. The Compensation Committee set an aggressive plan for incentive where 100% payout was only earned for above guidance stretch goals. In addition, the plan design included cliffs where a miss from the goal resulted in no payout for a specific component of the total program, which is in line with the Compensation Committees desire to set high standards and drive management accountability. The plan was designed to result in high payouts for outperformance and disproportionately low payouts when preset metrics are missed, which we believe fully aligns the executive team with our stockholders. In fiscal 2025, after assessing performance against the predetermined goals, the Compensation Committee determined that total payout for both the short-term incentive compensation program and the performance-based long-term incentives was at 43.86% as both subscription revenue growth and adjusted EBITDA resulted in payouts, demonstrating the companys ability to effectively manage subscription revenue while achieving strong profitability. For fiscal years 2023-2025, our payouts have fallen below target, reflecting our corporate performance. This trend forms the cornerstone of our pay-for-performance approach, underscoring our dedication to aligning executive compensation with company performance and shareholder value. The Compensation Committee believes a combination of base salary, 100% at-risk short-term cash incentive compensation and equity awards, including performance-based RSUs, aligns management with stockholders interests while allowing for sufficient incentives for above-market payouts should the company over perform aggressive targets.

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Fiscal 2025 Executive Compensation Policies and Practices

We endeavor to maintain governance standards consistent with our executive compensation policies and practices. The Compensation Committee evaluates our executive compensation program on an ongoing basis to ensure it is consistent with our short-term and long-term goals given the dynamic nature of our business and the market in which we compete for executive talent. The following policies and practices were in effect during fiscal 2025:

•	Independent Compensation Committee. The Compensation Committee is comprised solely of independent directors who advocate on behalf of our stockholders regarding best practices in executive compensation.

•	Independent Compensation Committee Advisor. The Compensation Committee engaged a compensation consultant to assist with setting executive compensation for the NEOs for fiscal 2025.

•	Annual Executive Compensation Review. The Compensation Committee conducted an annual review and approval of our compensation strategy, including a review of our compensation peer group used for comparative purposes and a review of our compensation-related risk profile to be certain our compensation policies do not seem reasonably likely to promote conduct that could have a material adverse effect on e2open.

•	Other Executive Compensation Policies and Practices. Our compensation philosophy and related corporate governance policies are complemented by several specific compensation practices that are designed to align our executive compensation with long-term stockholder interests, including the following:

Compensation At-Risk.	No Special Retirement Plans.

Our executive compensation program is designed so a significant portion of our executive officers’ compensation is “at risk” based on corporate performance, as well as equity-based to align the interests of our executives and stockholders.

We do not offer pension arrangements, supplemental executive retirement plans or other arrangements to our NEOs, other than our standard 401(k) plan, which is open to all regular employees based in the United States.

Change-in-Control.	No Special Health or Welfare Benefits.

Under our Executive Severance Plan, our NEOs are eligible to receive certain specified payments and benefits in the event of a constructive termination of employment in connection with a change- in-control of the Company (a double trigger arrangement).

Our NEOs participate in broad-based company-sponsored health and welfare benefits programs on the same basis as our other benefit eligible employees.

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Stock Ownership Requirement.	No Perquisites or Tax Reimbursements.

Each of our NEOs is required to acquire and retain an ownership interest in shares of our common stock, at least equal in value to six times his current base salary in the case of the CEO, and three to four times his or her base salary in the case of the other NEOs.

We do not provide any perquisites or other personal benefits to our NEOs. We do not provide any tax reimbursement payments (including “gross-ups”) on any severance or change-in- control payments or benefits.

Vesting Requirements.	Clawback.
Consistent with current market practice and our retention objectives, the annual equity awards granted to our NEOs vest over three years for time-based awards and performance-based awards.

The Board adopted a clawback policy requiring the repayment of awards earned by an executive if the Compensation Committee determines the NEO has committed an act of embezzlement, fraud, dishonesty, or breach of fiduciary duty that contributed to an obligation to restate e2open’s financial statements.

Executive Compensation Program Objectives

We have designed our executive compensation program to achieve the following objectives:

•	attract, develop, motivate, and retain top talent and focus our executive officers on key business goals that enhance stockholder value;

•	align executive performance with our corporate strategies and business objectives;

•	provide meaningful equity ownership opportunities to our executives to align their incentives with the creation of stockholder value;

•	ensure fairness among our executives by recognizing the contributions each NEO makes to our success, as well as the compensation history and prior experience of each executive officer; and

•	tie compensation to incentives paid out over time to encourage long-term continued employment with us.

To achieve these objectives, the Compensation Committee regularly evaluates our executive compensation program with the goal of setting compensation at levels it believes are aligned with our current financial and operational business objectives, as well as competitive with the pay of other companies with whom we compete for executive talent. A majority of the target total direct compensation opportunities of our NEOs are incentive-based and, consequently, “at risk.” These opportunities include an annual cash bonus opportunity that may be earned based on the level of achievement as measured against pre-established performance goals related to the important financial objectives set forth in our annual

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operating plan. These opportunities also consist of long-term incentive compensation in the form of equity awards that are earned over time based on continued service and, in the case of performance-based RSUs subject to achievement of performance goals, which help us retain our named executive officers and align their interests with those of our stockholders by allowing them to participate in our long-term success as reflected in stock price appreciation.

Compensation-Setting Process

Role of Compensation Committee The Compensation Committee is responsible for overseeing our executive compensation program and all related policies and practices. The Compensation Committee operates pursuant to a formal written charter approved by our Board, which is available on our website at https://investors.e2open.com/governance/committee-composition/default.aspx. At least annually, the Compensation Committee reviews our executive compensation program and formulates recommendations for the consideration and approval by the Board of the various elements of our NEOs compensation, as well as any employment arrangements with our NEOs. In doing so, the Compensation Committee is responsible for ensuring that the compensation of our NEOs is consistent with our executive compensation philosophy and objectives. The Compensation Committee also determines whether each compensation element provides appropriate incentives and motivation to our NEOs and whether each such element adequately compensates our NEOs relative to individuals holding comparable positions at the companies with which we believe we compete for executive talent. The Compensation Committee meets regularly during the fiscal year both with and without the presence of our CEO and other NEOs. The Compensation Committee also discusses compensation issues with our CEO (except with respect to his own compensation) and other members of the Board between its formal meetings. Role of Named Executive Officers and Other Employees The Compensation Committee receives support from our human resources, legal and finance departments in designing our executive compensation program and analyzing competitive market practices. Our CEO regularly participates in Compensation Committee meetings, providing management input on organizational structure, executive development, and financial analysis. Our CEO also develops and provides recommendations (except with respect to his own compensation) to the Compensation Committee regarding the cash and equity compensation for our NEOs and other executives, including the use of incentive compensation to further our growth. Our CEO and other NEOs are not present when their specific compensation arrangements are discussed. Role of Compensation Consultant In fulfilling its duties and responsibilities, the Compensation Committee has the authority to engage the services of outside advisers. In fiscal 2025, the Compensation Committee engaged FW Cook to assist it with compensation matters. A representative of FW Cook attended all meetings of the Compensation Committee during fiscal 2025, responded to inquiries from the Compensation Committee at meetings and throughout the fiscal year, and provided its analysis with respect to these inquiries. The nature and scope of services provided to the Compensation Committee by FW Cook throughout fiscal 2025 included: creating a compensation peer group for review and approval; analyzing the executive compensation levels and practices of the companies in our compensation peer group; providing advice with respect to compensation best practices and market trends for NEOs and directors; assisting with the design of the annual cash incentive plan and long-term incentive compensation plan with appropriate performance goals and targets for our NEOs and other executives; and providing generalized ad hoc advice and support throughout the year. FW Cook does not provide any services to us other than the services provided to the Compensation Committee. The Compensation Committee has assessed the independence of FW Cook considering, among other things, the factors set forth in Exchange Act Rule 10C-1 and the listing standards of the NYSE and has concluded that no conflict of interest exists with respect to the work that FW Cook performs for the Compensation Committee.

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Competitive Positioning

To attract and retain executives with the experience necessary to lead us and to deliver strong performance to our stockholders, we provide total direct compensation opportunities that are intended to be competitive with market practice. To evaluate our executive compensation program, the Compensation Committee, with the assistance of FW Cook, established a compensation peer group to generate competitive market data appropriate for comparison with our current size and industry focus.

FW Cook assisted the Compensation Committee in establishing e2open’s compensation peer group. The criteria used to identify peer companies was generally consistent with market practices and targeted companies falling within a revenue range of 1/3x – 3x revenue and market cap focused on software companies in supply chain and logistics or in the broader systems software or application software industries where e2open could compete for executive talent. The relevance of each peer company was evaluated taking into consideration both industry comparability as well as financial metrics, and companies are not required to meet all selection criteria for inclusion in the peer group. The fiscal year 2025 peer group consists of the following companies:

8x8	Commvault Systems	Kinaxis	Q2	SPS Commerce
Alarm.com	Descartes Systems	Manhattan Associates	Quayles	Model N
Envestnet	Guidewire Software	Progress Software	SecureWorks	Verint Systems

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Fiscal 2025 Compensation Elements

The elements of our compensation program for our NEOs during fiscal 2025 are summarized in the table below and discussed in more detail in the sections that follow. We believe that the total compensation opportunities provided to NEOs for fiscal 2025 achieved the overall objectives of our executive compensation program.

Element	Description	FY25 Compensation

Fixed Annual Cash Compensation / Base Salary	This compensation element provides our NEOs with a competitive level of fixed annual cash compensation.	Base Salary

Short-term Incentive Compensation	This compensation element provides our NEOs with variable annual cash performance incentive opportunity designed to tie performance to positive stockholder outcomes.

A short-term cash incentive program weighted 60% on organic subscription revenue growth, and 40% on adjusted EBITDA with payouts ranging from 0% to 200% of target, adjusted plus or minus 20% based on individual performance.

Long-term Incentive Compensation

This compensation element provides our NEOs with a competitive long-term incentive compensation opportunity in the form of equity awards designed to incentivize them to exceed our long- term strategic goals, serve our retention objectives, and align the interests of our NEOs and stockholders.

Both time-based RSUs and performance-based RSUs have one-third vesting on the first anniversary and then quarterly every three months thereafter. The performance-based RSUs are structured on achievement of organic subscription revenue on a constant currency basis and adjusted EBITDA goals with payout up to 200% of target vesting.

Health and Welfare Benefits	This compensation element provides our NEOs with competitive health and welfare benefits, as well as participation in other employee benefit plans.	Medical, dental, vision, life, disability, and 401(k) Plan

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Base Salary

Based on a review of competitive market data presented by FW Cook, the Compensation Committee set the fiscal 2025 base salaries of our NEOs at levels that are competitive with the market as reflected in our compensation peer group, after taking into consideration each individual NEO’s role and the scope of his or her responsibilities, his or her experience, and the base salary levels of the other executives. Taking these factors into consideration, there were no base salary increases for fiscal 2025.

The following table sets forth each NEO’s base compensation for fiscal 2025.

Named Executive Officer	Fiscal 2025 Base Salary ($) (1)

Andrew Appel	650,000

Marje Armstrong	400,000

Susan Bennett	390,000

Greg Randolph	450,000

Rachit Lohani	425,000

1.  The salaries noted are based on an annualized basis. Ms. Bennett started in her role as Chief Legal Officer & Secretary effective December 16, 2024 and Mr. Lohani started in his role as Chief Product and Technology Officer on December 20, 2024

Short-Term Incentive Compensation

As part of the total compensation package for the NEOs, the Compensation Committee established an executive annual incentive plan to motivate and incentivize our NEOs to achieve our short-term financial and operational objectives while making progress towards our longer-term growth goals. Consistent with our executive compensation philosophy, these annual cash incentive awards constituted a significant percentage of the target total direct compensation opportunity for our NEOs. For fiscal 2025, the Compensation Committee set the executive annual incentive plan to be 100% at-risk subject to the following one-year performance metrics: 60% organic subscription revenue growth, and 40% adjusted EBITDA. This plan was designed to pay in excess of target when we exceed our annual financial objectives and below-target to zero when we do not achieve these objectives.

For fiscal 2025, the Compensation Committee set the plan so that 100% payout is only earned for superior performance. In addition, the plan design included cliffs where a miss from the goal resulted in no payout for a specific financial component. After completion of fiscal 2025, the Compensation Committee reviewed final performance against the pre-established goals resulting in a net payout of 43.86%.

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The Compensation Committee reviewed and affirmed the following final performance:

FY25 Organic Subscription Revenue Growth (60% weight)				FY25 Adjusted EBITDA (40% weight)				Net Payout
Internal Comp Plan Target (%)	Actual Growth (%)	Attained (%)	Payout (%)	Internal Comp Plan Target ($)	Actual ($)	Attained (%)	Payout (%)
0.97	-1.6	-165.1	26.5	225.0	214.9	95.5	69.9	43.86%

The	table below shows annual target bonus opportunity as a percentage of base salary plus final payout for fiscal 2025.

Named Executive Officer	% of Base Salary	Target 100% Payout ($)	FY25 Payout at 43.86% ($)(1)

Andrew Appel	125	812,500	356,363

Marje Armstrong	100	400,000	175,440

Susan Bennett	100	390,000	34,679

Greg Randolph	122	550,000	241,230

Rachit Lohani	100	425,000	35,749

1.	Ms. Bennett’s bonus payout was prorated based on her promotion date, December 16, 2024, and Mr. Lohani’s bonus was prorated based on his hire date of December 20, 2024.

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Long-Term Incentive Compensation

Our long-term incentive compensation consists of equity awards in the form of time-based RSU awards for shares of our common stock and performance-based RSU awards for shares of our common stock, to ensure that NEOs have a continuing stake in our long-term success.

Typically, we grant these equity awards to our NEOs during the first quarter of the fiscal year. In determining the size of the long-term incentive compensation awards, the CEO makes recommendations for the other NEOs based on each NEO’s experience, performance, current equity holdings, retention risk and the position’s operational complexity, strategic impact, and scope of responsibilities in addition to the peer group and broader market survey data comparisons. The Compensation Committee considers similar factors when determining the CEO’s long-term incentive compensation awards, which it then recommends to the Board for approval. The target award opportunities for each participant are expressed as a U.S. dollar value. Further, the target award opportunity is structured to align pay and performance, and to drive shareholder value by putting a larger portion of compensation at risk. For fiscal 2025, 60% of the value of the NEO’s target long-term incentive was allocated to organic subscription revenue growth, and 40% to adjusted EBITDA.

For fiscal 2025, the Board approved awards of time-based restricted stock units and performance-based restricted stock units to our NEOs as set forth in the following table. Both the time-based and performance-based restricted stock units were granted on May 1, 2024. These awards were determined based on the Board’s and Compensation Committee’s consideration of the above-described factors, in consultation with FW Cook. The time-based restricted stock units vest over a three-year period, with one-third (1/3) vesting on the first anniversary and the remainder vesting equally on each three month anniversary thereafter for the remaining two years, subject to the recipient’s continuous service with us. The performance-based equity vests over a three-year period, with one-third (1/3) vesting on the first anniversary and the remainder vesting equally on each three month anniversary thereafter for the remaining two years.

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Named Executive Officer (1)	Restricted Stock Unit Awards (# of shares granted)	Performance Restricted Stock Unit Awards (# of shares granted at target) (3)	Time-Based Non- Qualified Options (# of options)	Aggregate Grant Date Fair Value of RSU Awards ($) (2) (3)	Aggregate Grant Date Fair Value of Options at 100% of target ($) (4)

Andrew Appel	—	—	—	—	—

Marje Armstrong	240,507	240,507	—	1,168,864	—

Susan Bennett	570,343	342,206	164,836	1,500,002	270,921

Gregory Randolph	240,507	240,507	—	1,168,864	—

Rachit Lohani	2,022,060	—	—	5,318,018	—

1.

Per Mr. Appel’s Amended and Restated employment letter dated February 12, 2024, Mr. Appel is not eligible to receive any additional equity awards during his three-year employment term; therefore, no equity awards were granted in fiscal year 2025.

2.

The amounts reported in this column represent the aggregate grant date fair value of all stock awards computed in accordance with FASB ASC Topic 718, are based upon the probable outcome of any applicable performance conditions, exclude the impact of estimated forfeitures related to service-based vesting conditions and are consistent with the estimate of aggregate compensation cost to be recognized over the service period determined as of the grant date under FASB ASC Topic 718. The stock awards may include for each NEO any or all of the following: (a) restricted stock unit (RSU) awards and (b) performance-based restricted stock unit (PSU) awards. For RSUs and PSUs, fair value is computed by multiplying the total number of shares subject to the award (or target number, in the case of PSUs) by the closing price of our common stock on the date of the grant.

3.

The 367,648 performance shares granted to Mr. Lohani on December 20, 2024 are not included because the performance criteria will be determined and applied with the FY26 financial objectives determined by the board. Because the terms and conditions have not yet been determined, the grant date criteria under ASC 718 have not been met, and the fair value of these awards cannot be measured at this time.

4.	Aggregate grant date fair value of the options calculated in accordance with FASB ASC 718 assuming target payout at 100%.

In fiscal 2025, each of our NEOs, with the exception of the CEO, received a performance restricted stock unit grant as part of their long-term equity incentive grant. These performance-based RSUs were subject to achieving a fiscal year 2025 organic revenue growth, and adjusted EBITDA metric. After completion of fiscal 2025, the Compensation Committee determined final performance of the key financial metrics was less than original Plan Target resulting in the issuance of a below target number of restricted stock units, which resulted in payout at 43.86% as indicated in the table below.

FY25 Organic Subscription Revenue Growth (60% weight)				FY25 Adjusted EBITDA (40% weight)				Net Payout
Internal Comp Plan Target (%)	Actual Growth (%)	Attained (%)	Payout (%)	Internal Comp Plan Target ($)	Actual ($)	Attained (%)	Payout (%)

0.97	-1.6	-165.1	26.5	225.0	214.9	95.5	69.9	43.86%

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Based upon the 43.86% fiscal 2025 payout, the following performance RSUs settled to the noted individuals and will vest over a three-year period, with one-third (1/3) vesting on the first anniversary and the remainder vesting equally on each three month anniversary thereafter for the remaining two years starting May 1, 2025 as previously disclosed. Again, our performance relative to our financial objectives has fallen below target for the last three years, and accordingly our corresponding payouts reflect our pay-for-performance philosophy where executive compensation is directly tied to the company’s performance.

Named Executive Officer (1)	Performance Restricted Stock Units Issued	Performance Restricted Stock
	(# at target)	Units Earned (#)

Andrew Appel	—	—

Marje Armstrong	240,507	105,482

Susan Bennett	342,206	150,086

Greg Randolph	240,507	105,482

Rachit Lohani	—	—

1.

Per Mr. Appel’s Amended and Restated employment letter dated February 12, 2024, Mr. Appel is not eligible to receive any additional equity awards during his three-year employment term; therefore, no equity awards were granted in FY25. Mr. Appel’s LTI awards and performance achievement are discussed in the subsequent narrative and table. Additionally, Mr. Lohani was not a participant in the FY 2025 long-term incentive plan as he joined the company December 20, 2024.

Mr. Appel’s long-term incentive compensation awarded February 12, 2024, upon appointment to CEO, are comprised of performance-based restricted stock units, performance-based stock options, time-based restricted stock units, and time-based stock options all which vest over a three year period, with one-third (1/3) vesting on the first anniversary and the remainder vesting equally on each three-month anniversary thereafter for the remaining two years. Additionally, pursuant to the Restated and Amended employment contract for Mr. Appel’s role from Interim Chief Executive Officer to Chief Executive Officer, his employment contract provides that he will not be eligible to receive any equity awards during the initial three-year employment term other than the awards that were granted to him on February 12, 2024. Mr. Appel’s performance-based options and performance-based restricted stock units awards are based on the achievement of target stock prices that performance vests on the date that the closing price of one share of Company Stock equals or exceeds a target stock price for twenty (20) out of thirty (30) consecutive trading days during the performance period. Each stock price target attainment has a corresponding payout percentage of the total award. For FY 2025, achievement was attained at 25% of target which resulted in the following final shares and options earned by the CEO:

Named Executive Officer	Performance Restricted Stock Unit Awards (# of shares granted at target)	Performance Restricted Stock Units Earned (#)	Performance Options Issued (# at 100% of target)	Performance Options Earned (#)

Andrew Appel	1,500,000	375,000	1,700,000	425,000

Merger Treatment

At the Effective Time of the Mergers, pursuant to the Merger Agreement, our NEOs’ outstanding equity awards will be treated as set forth in the section above titled “WiseTech – Merger Agreement”.

Retention Awards

In order to incentivize the retention of our NEOs, e2open entered into agreements for the grant of equity with Marje Armstrong, our Chief Financial Officer and Greg Randolph, our Chief Commercial Officer. As e2open was experiencing a

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significant transition period, marked by the resignation of our CEO and the appointment of an interim CEO, retention was crucial to ensure continuity and effective management during this challenging time. Therefore, these incentive awards were granted to these executives to maintain stability and support the successful achievement of near- and long-term financial and operational goals. These retention grants were recommended by the Compensation Committee, approved by the Board, and effective as of May 1, 2024.

The Retention awards granted were time-based restricted stock units with one-third vesting on the first anniversary of the grant date and the remainder vesting equally on each three month anniversary thereafter for the remaining two years. The approved value of the restricted stock units on the date of the grant was $208,494 for Ms. Armstrong and $77,760 for Mr. Randolph.

Onboarding Compensation for Rachit Lohani

On December 20, 2024, Rachit Lohani joined our executive team as Chief Product & Technology Officer (CPTO). Rachit brings over 20 years’ experience building software that creates transformative and positive impact. He is a seasoned, highly technical product and engineering leader and as e2open’s CPTO, he will lead product management, engineering, and technology.

Compensation Package:

In addition to the standard compensation arrangements, prorated based on hire date and disclosed elsewhere in the CD&A, Mr. Lohani received equity grants as part of e2open’s long-term incentive plan. This included both time-based and performance-based RSUs. For the time-based RSUs, an aggregate value equal to approximately $3.0 million were awarded December 20, 2024 and will be subject to time-based vesting in substantially equal annual installments over the four year period following the date of grant, subject to continued employment through the applicable vesting date and an aggregate value equal to approximately $2.5 million RSUs were granted on December 20, 2024 with one-third vesting on the first anniversary and the remaining RSUs will vest quarterly thereafter subject to continued employment with the Company. The total value of these time-based RSUs was $5.5 million. In addition, 367,647 performance-based restricted stock shares units were granted December 20, 2024 where the performance metrics will be aligned with fiscal year 2026 goals and objectives. Per the terms of Mr. Lohani’s employment agreement, his next annual equity grant will commence with the Company’s 2027 fiscal year.

Health, Welfare, and Other Benefits

We offer health and welfare benefits to our employees, including our NEOs, that are designed to be competitive with overall market practices and to attract, retain, and motivate the talent needed by us to achieve our strategic and financial goals. All regular full-time employees based in the United States, including our NEOs, are eligible to participate in our Section 401(k) plan, health care coverage, life insurance, disability insurance, and unlimited paid time off.

Perquisites and Other Personal Benefits

Although we do not have a formal policy relating to perquisites and other personal benefits, we do not include perquisites as part of our executive compensation program. During fiscal 2025, we did not provide any perquisites or other personal benefits to our NEOs.

In the future, we may provide perquisites or other personal benefits in limited circumstances, such as where we believe it is appropriate to assist an individual named executive officer in the performance of his or her duties, to make our named executive

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officers more efficient and effective, and for recruitment, motivation, or retention purposes. All future practices with respect to perquisites or other personal benefits will be approved and subject to periodic review by the Compensation Committee.

Promotion of Susan Bennett

On May 14, 2024, e2open appointed Susan Bennett as the Interim Executive Vice President, General Counsel & Secretary. Recognizing her exceptional performance and strategic contributions, the Board of Directors subsequently promoted Ms. Bennett to the position of Chief Legal Officer & Secretary effective December 16, 2024.

To reflect the increased responsibilities and to ensure alignment with market standards, the Compensation Committee approved: a base salary of $390,000 effective December 16, 2024; a sign-on bonus of $250,000 to incentivize Ms. Bennett’s continued commitment and to recognize the transition. Additionally, to further align Ms. Bennett’s interests with those of our shareholders and to reward long-term performance, Ms. Bennett was granted: $1.5 million in time-based restricted stock units on December 20, 2024; $900,000 in performance-based restricted stock units on December 20, 2024, contingent upon achieving specific performance targets over the fiscal year 2025 performance period; and $450,000 in time-based stock options on January 7, 2025. All grants vest in three years with one-third vesting on the first anniversary and the remaining vesting quarterly thereafter.

Risk Assessment of Compensation Policies and Practices

The Compensation Committee and management work together to perform a risk assessment of our executive compensation programs on at least an annual basis to determine whether any risks arising from such programs and policies are reasonably likely to have a material adverse effect on the Company. The Compensation Committee discusses this assessment with management and the ways in which risk is effectively managed or mitigated as it relates to our compensation programs and policies. During fiscal 2025, we assessed the risks associated with our compensation programs for all employees and have concluded that our compensation policies and practices do not create risks that are reasonably likely to have a material adverse effect on the Company. Because our compensation programs put a heavy emphasis on performance-based incentives, we strive to ensure that such incentives do not result in actions that may conflict with the long-term best interests of the Company and our stockholders. The Compensation Committee believes that our compensation programs do not encourage excessive risk taking but instead encourage behaviors that support sustainable value creation for the Company and our stockholders. We believe that our compensation program reflects an appropriate mix of compensation elements and balances current and long-term performance objectives, cash and equity compensation, and risks and rewards.

Our Board of Directors has adopted a comprehensive clawback policy to ensure that any incentive-based compensation awarded to our executives is aligned with the long-term interests of our shareholders. The policy applies to all current and former executive officers who receive incentive-based compensation, including annual bonuses, stock options, and other equity awards. In the event of a material restatement of the company’s financial statements due to noncompliance with financial reporting requirements, or if an executive engages in misconduct that results in significant financial or reputational harm to the company, the Compensation Committee will review the circumstances and determine the amount of compensation to be recovered. The Committee has the discretion to recover the full amount of the erroneously awarded compensation or a portion thereof, depending on the severity of the restatement or misconduct.

In accordance with SEC rules, we disclose any actions taken under our clawback policy in our annual proxy statement. For the fiscal year ending February 28, 2025, no clawback actions were taken.

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Our Compensation Committee has established a policy for the timing of equity awards to ensure that grants are made in a manner that aligns with shareholder interests and avoids any appearance of impropriety. The key elements of our policy include:

1.
Grant Timing:
Equity awards, including stock options, are typically granted on predetermined dates. For example, annual equity awards are approved at the Compensation Committee’s meeting in mid-April and granted May 1.

2.
Consideration of Material Nonpublic Information (MNPI):
The Compensation Committee takes into account the potential impact of MNPI when determining the timing and terms of equity awards. Specifically, the Committee avoids granting awards in close proximity to the release of significant financial results or other material information.

3.
Disclosure Timing:
We do not time the release of MNPI for the purpose of affecting the value of executive compensation. In April of 2023, the Compensation Committee adopted an internal policy regarding the issuance of options to the Company’s executives in response to new disclosure requirements. The timing of two grants made by the Board of Directors did not align with this policy as shown in the following table. To proactively ensure future compliance, the company will communicate and coordinate the issuance of stock options between the Board of Directors, legal and external advisors.

Name	Grant date	Number of securities underlying the awards	Exercise price of the awards ($/Sh)	Grant date fair value of the award
Percentage change in the closing market price
of securities underlying the award between
trading day ending immediately prior to the
disclosure of material nonpublic information and
the trading day beginning immediately following
the disclosure of material nonpublic information

Susan Bennett	January 7, 2025	164,836	$2.73	$450,002	-7.9%

John Mclndoe	March 7, 2024	111,112	$4.33	$481,115	6.2%
Tax and Accounting Considerations
Section 162(m) of the Code disallows a deduction for federal income tax purposes to any publicly traded corporation for any remuneration in excess of $1 million paid in any taxable year for certain executive officers. The Tax Cuts and Jobs Act repealed the performance-based exception to the deduction limit for remuneration that is deductible in tax years commencing after December 31, 2017. However, certain remuneration is specifically exempt from the deduction limit under a transition rule to the extent that it is “performance-based” as defined in Section 162(m) of the Code and subject to a “written binding contract” in effect as of November 2, 2017, that is not later modified in any material respect. On December 30, 2020, the Internal Revenue Service published final Section 162(m) regulations that generally implement amendments made to Section 162(m) by the Tax Cuts and Jobs Act.
The Compensation Committee periodically reviews the impact of Section 162(m) on the various elements of our executive compensation program. Further, the Compensation Committee believes that, at this time, achieving our compensation objectives is more important than the benefit of tax deductibility. Consequently, the Compensation Committee has, from time to time, awarded incentive compensation that is not exempt from the deduction limit of Section 162(m). Nevertheless, when not inconsistent with these objectives, the Compensation Committee has endeavored to award compensation intended to be deductible for federal income tax purposes.

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Policy Prohibiting Derivatives Trading, Hedging and Pledging of Equity Securities
The Company has adopted an Insider Trading Policy governing the purchase, sale, and other dispositions of the Company’s securities by directors, officers, and employees of the Company that is reasonably designed to promote compliance with insider trading laws, rules and regulations, and any listing standards of the NYSE.
E2open’s Insider Trading Policy prohibits our employees, including our executive officers and members of our board of directors, from engaging in transactions involving derivative securities or otherwise that would hedge the risk of ownership of our equity securities, whether granted to the individual as compensation or held, directly or indirectly, by the individual and from pledging our equity securities as collateral for a loan.
Accounting for Stock-Based Compensation
The Compensation Committee takes accounting considerations into account in designing compensation plans and arrangements for our executive officers and other employees. Chief among these is Financial Accounting Standards Board Accounting Standards Codification Topic 718 (“ASC Topic 718”), the standard which governs the accounting treatment of stock-based compensation awards.
ASC Topic 718 requires us to compute and recognize in our consolidated statement of operations all share-based payments to employees, including grants of options to purchase shares of our common stock and restricted stock unit awards for shares of our common stock to our executive officers and other employees, based on their fair values. ASC Topic 718 also requires us to recognize the compensation cost of these share-based payment awards in our income statements over the period that an award recipient is required to render service in exchange for the option or other award (which, generally, will correspond to the award’s vesting schedule
).
Compensation Committee Report

The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis included in this proxy statement. Based on this review and discussion, the Compensation Committee approved that the Compensation Discussion and Analysis be included in this proxy statement and in our Annual Report on Form 10-K for the fiscal year which ended February 28, 2025. THE COMPENSATION COMMITTEE Chinh Chu, Chair Eva Harris Martin Fichtner Ryan Hinkle

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Fiscal 2025 Compensation Tables

Fiscal 2025 Summary Compensation Table

Name and principal position	Year (1)	Salary ($)	Bonus ($)(2)	Stock Award ($)(3)(4)(5) (6)	Option Awards ($)(7)(8)	Non-equity Incentive Plan Compensation ($)(9)	All Other Compensation ($)(10)	Total ($)

Andrew Appel Chief Executive Officer	2025	650,000	1,500,000	—	—	356,363	13,650	2,520,013
	2024	371,781	—	15,699,296	11,565,872	—	12,500	27,649,449

Marje Armstrong Chief Financial Officer	2025	400,000	—	2,337,728	—	175,440	11,166	2,924,334
	2024	400,000	214,987	6,153,287	344,121	79,680	—	7,192,075
	2023	316,667	106,942	4,651,991	1,272,982	241,600	—	6,590,182

Susan Bennett Chief Legal Officer and Secretary	2025	435,795	250,000	3,145,504	270,921	34,679	1,416	4,138,315

Greg Randolph Chief Commercial Officer	2025	450,000	—	2,337,728	—	241,230	13,398	3,042,356
	2024	264,205	150,000	5,565,312	166,894	63,935	—	6,210,346

Rachit Lohani Chief Product & Technology Officer	2025	82,639	150,000	5,318,018	—	35,749	372	5,586,778

1.	Our fiscal year ends on the last day of February.
2.

For fiscal year 2025, the $1.5 million reported in this column for Mr. Appel is a sign-on bonus upon his CEO appointment on February 12, 2024 and paid in fiscal year 2025. Additionally, this column represents a $250,000 bonus for Ms. Bennett for her promotion to Chief Legal Officer and Secretary on December 16, 2025. Mr. Lohani received a $150,000 sign-on bonus for joining the company on December 20, 2025 to incentivize his transition to our company. For fiscal 2024, this column represents a supplemental discretionary year-end cash bonus in the amount of $150,000 for fiscal year 2024 to Mr. Randolph for his exemplary performance improving and enhancing the commercial organization, and $50,000 for fiscal year 2024 to Ms. Armstrong to recognize her increased scope of responsibility to include corporate communications and human resources. For fiscal years 2024 and 2023, the amounts reported in this column represent one-time bonuses in the amounts of $164,987 and $106,942, respectively, earned by Ms. Armstrong for the closing and integration of the BluJay acquisition.

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3.

For fiscal year 2025, per Mr. Appel’s Amended and Restated employment letter dated February 12, 2024, Mr. Appel is not eligible to receive any additional equity awards during his three-year employment term; therefore, no equity awards were granted in fiscal year 2025. For fiscal 2024, the amounts reported in this column with respect to Mr. Appel represent the aggregate grant date fair value of all stock awards computed in accordance with FASB ASC Topic 718, are based upon the probable outcome of any applicable performance conditions, exclude the impact of estimated forfeitures related to service based vesting conditions and are consistent with the estimate of aggregate compensation cost to be recognized over the service period determined as of the grant date under FASB ASC Topic 718. Additionally, Mr. Appel received an Advisory Board grant of 16,130 shares in the form of time based RSUs. Upon appointment of CEO on February 12, 2024, Mr. Appel was granted the following equity awards: (i) a target grant of 1.5 million performance-based restricted stock units (up to a maximum of 3.0 million performance-based restricted stock units, assuming achievement of maximum performance), with a fiscal 2024 year end value of $7,575,000, vesting based upon Mr. Appel’s satisfaction of certain service and performance conditions set forth in the applicable award agreement; (ii) a grant of 1.5 million time-based restricted stock units, with a fiscal 2024 year end value of $6,165,000, vesting based upon Mr. Appel’s satisfaction of certain service conditions as set forth in the applicable award agreement; and (iii) a sign-on grant of 287,715 time-based Restricted Stock Award, with a fiscal 2024 year end value of $1,174,289, vesting based upon Mr. Appel’s satisfaction of certain service conditions as set forth in the applicable award agreement. This was issued fully with voting rights. Mr. Appel was also granted 275,101 time-based restricted stock with a fiscal 2024 year end value of $685,001 for his appointment to interim CEO effective October 10, 2023.

4.

The amounts reported in this column for fiscal years 2025, 2024, and 2023 represent the aggregate grant date fair value of all stock awards computed in accordance with FASB ASC Topic 718, are based upon the probable outcome of any applicable performance conditions, exclude the impact of estimated forfeitures related to service-based vesting conditions and are consistent with the estimate of aggregate compensation cost to be recognized over the service period determined as of the grant date under FASB ASC Topic 718. The stock awards may include for each NEO any or all of the following: (a) restricted stock unit (RSU) awards, and (b) performance-based restricted stock unit (PSU) awards. For RSUs and PSUs, fair value is computed by multiplying the total number of shares subject to the award (or target number, in the case of PSUs) by the closing price of our common stock on the date of the grant. For a detailed discussion of the assumptions used to calculate the fair value of our stock awards, please refer to Note 23 in the consolidated financial statements of our Annual Reports on Form 10-K for the fiscal years ended February 28, 2025, February 29, 2024, and February 28, 2023.

5.

For fiscal year 2025, this column represents a grant awarded to Ms. Bennett, who was hired as interim EVP, General Counsel & Secretary to attract and retain her upon joining e2open. The grant consisted of 150,000 shares in the form of time-based RSUs with a six-month vesting provision and a grant date of May 14, 2024. Upon promotion to Chief Legal Officer & Secretary on December 16, 2024, Ms. Bennett was granted on December 20, 2024 $1.5 million time-based RSUs and $900,000 performance-based RSUs both with one-third vesting on the first year anniversary and the remaining RSUs will vest equally on each three-month anniversary thereafter for two years. Additionally, for Mr. Lohani, this column represents the following awards granted on December 20, 2024 per his new hire date: $3.0 million time-based RSUs with a four-year vesting period in equal installments; and $2.5 million time-based RSUs with one-third vesting on the first year anniversary and the remaining RSUs vesting equally on each three-month anniversary thereafter for two years. The 367,648 performance shares granted to Mr. Lohani on December 20, 2024 are not included in the Summary Compensation Table because the key terms and conditions of these awards, including the performance criteria, have not yet been determined. As a result, the grant date criteria under ASC 718 have not been met, and the fair value of these awards cannot be measured at this time. Once the performance conditions are established, the awards will be reported in the appropriate tables in future filings. It should be noted that Mr. Lohani’s next annual equity grants will commence with the Company’s 2027 fiscal year. For fiscal 2024, this column includes a $2.85 million Inducement Equity Grant for the hiring of Greg Randolph in the form of time-based RSUs with a four year vest granted on August 1, 2023; and a $1.15 million discretionary equity grant to Ms. Armstrong for work performed in fiscal 2023 as a supplement to the fiscal year 2023 Executive Incentive Plan. For fiscal 2023, this column includes a $3.3 million Inducement Equity Grant for the hiring of Ms. Armstrong in the form of time-based RSUs with four-year vest, grant date May 1, 2022. This grant replaced equity awards that Ms. Armstrong forfeited upon her departure from her prior employer.

6.

For fiscal year 2025, this column includes retention incentive awards granted May 1, 2024 to Ms. Armstrong and Mr. Randolph as their retention was crucial during a period of significant transition, and it was imperative to maintain stability within the senior leadership team to ensure continuity and effective management. The value of the May 1, 2024 restricted stock units, computed in accordance with FASB ASC Topic 718, at the end of fiscal 2025 was: Ms. Armstrong ($208,494), and Mr. Randolph ($77,760). For fiscal 2024, the value of the November 20, 2023 restricted stock units, computed in accordance with FASB ASC Topic 718, awarded for retention purposes at the end of fiscal 2024 was: Ms. Armstrong ($2,943,146) and Mr. Randolph ($1,765,889). These retention grants were essential for the Company’s successful achievement of strategic milestones. Without them, we risked losing key talent, which could jeopardize the ability to meet critical objectives.

7.

This column represents the aggregate grant date fair value of option awards computed in accordance with FASB ASC Topic 718. Pursuant to SEC rules, the amounts shown exclude the impact of estimated forfeitures. For a detailed discussion of the assumptions used to calculate the fair value of our stock awards, please refer to Note 23 in the consolidated financial statements of our Annual Reports on Form 10-K for the fiscal years ended February 28, 2025, February 29, 2024, and February 28, 2023.

8.

For fiscal year 2025, this column represents a grant awarded to Ms. Bennett on January 7, 2025 upon her December 20, 2024 promotion to Chief Legal Officer & Secretary, which consisted of $450,000 time-based option awards and computed in accordance with FASB ASC Topic 718 with one-third vesting on the first year anniversary and the remaining time-based option awards vesting equally on each three-month anniversary thereafter for two years. For fiscal 2024, the amounts reported in this column with respect to Mr. Appel, represent the aggregate grant date fair value of all option awards computed in accordance with FASB ASC Topic 718, are based upon the probable outcome of any applicable performance conditions, exclude the impact of estimated forfeitures related to service based vesting conditions and are consistent with the estimate of aggregate compensation cost to be recognized over the service period determined as of the grant date under FASB ASC Topic 718. The following equity awards related to the CEO appointment of Mr. Appel on February 12, 2024 includes: (i) a target grant of 1.7 million performance-based stock options (up to a maximum of 3,400,000 performance-based stock options, assuming achievement of maximum performance), with a fiscal 2024 year end value of $7,293,000, vesting based upon Mr. Appel’s satisfaction of certain service and performance conditions as set forth in the applicable award agreement; and (ii) a grant of 1.7 million time-based stock options, with a fiscal 2024 year end value of $4,272,872, vesting based upon Mr. Appel’s satisfaction of certain service conditions as set forth in the applicable award agreement.

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9.

The amounts reported in this column represent the bonuses earned by each NEO pursuant to the Executive Incentive Plan. These amounts are paid in May or June of each year following the determination of performance by the Compensation Committee. For additional information, see Annual Cash Incentive Plan above.

10.

This column represents company contributions to employee savings plans, employer savings account contributions, imputed income for Group Life Insurance premiums in excess of $50,000, imputed income for Long-term Disability premiums, and other personal benefits. Additionally, for fiscal 2024, this column represents advisory fees for Mr. Appel, prior to CEO appointment.

Fiscal 2025 Grants of Plan-Based Awards

The following table sets forth certain information regarding plan-based awards granted to the named executive officers during the fiscal year ended February 28, 2025.

		Estimated future payouts			Estimated future payouts
		under non-equity incentive			under equity incentive plan
		plan awards (1)			awards (2)

Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)	All Other Stock Awards (#) (3)	All Other Option Awards (#) (4)	Exercise or base price of option awards ($/Sh)	Fair Value Stock and Option Awards (5) ($)

Andrew Appel		109,890	825,000	1,650,000

Marje Armstrong		53,280	400,000	800,000
	5/1/2024				32,036	240,507	481,014				512,547
	5/1/2024							42,900			208,494
	5/1/2024							240,507			1,168,864

Susan Bennett		51,948	390,000	780,000
	1/7/2025								164,836	$2.73	270,921
	12/20/2024							570,343			1,500,002
	12/20/2024				45,582	342,206	684,412				394,651
	5/14/2024							150,000			745,500

Greg Randolph		73,260	550,000	1,100,000
	5/1/2024				32,036	240,507	481,014				512,547
	5/1/2024							16,000			77,760
	5/1/2024							240,507			1,168,864

Rachit Lohani		56,610	425,000	850,000
	12/20/2024							919,118			2,417,280
	12/20/2024							1,102,942			2,900,737

1.

The amounts reported in these columns represent the threshold, target and maximum annual cash bonuses paid in accordance with the Executive Incentive Plan. For additional information, see “Annual Cash Incentive Plan” above.

2.

The amounts reported in the “Estimated Future Payouts under Equity Incentive Plan Awards” columns with grant dates of May 1, 2024 and December 20, 2024 represent the number of shares of our common stock subject to performance-based restricted stock unit awards, or PSUs, granted to the NEOs during fiscal 2025. The number of shares that can be earned pursuant to the awards ranges from 13% to 200% of the number of shares listed in the “Target” column, depending on e2open’s organic subscription revenue growth and adjusted EBITDA for fiscal year 2025 with threshold performance at 13% of target. The performance conditions and other terms applicable to these PSU awards are described in more detail under “Compensation Discussion and Analysis-Long-Term Incentive Compensation” above.

3.

The share amounts reported in this column are for shares issuable upon vesting of time-based RSU awards that vest over a period of three years from the date of grant, with 33.3% of the shares vesting on the first anniversary of grant and the remaining 66.7% vesting quarterly in equal installments over the next two years, subject to the recipient’s continued employment or other qualifying association with the Company. Mr. Lohani’s 1,102,942 time-based restricted stock units awarded December 20, 2025 vest 25% ratably over four years.

4.

The share amounts reported in this column are for shares issuable upon vesting of time-based option awards that vest over a period of three years from the date of grant, with 33.3% of the shares vesting on the first anniversary of grant and the remaining 66.7% vesting quarterly in equal installments over the next two years, subject to the recipient’s continued employment or other qualifying association with the Company.

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5.

Represents the aggregate grant date fair value of the stock-based compensation awards granted to the named executive officers during fiscal 2025, excluding the impact of estimated forfeitures related to service-based vesting conditions, as computed in accordance with ASC 718. For PSUs, fair value is computed by multiplying the target number of shares subject to the award by the closing price of our common stock on the date of the grant and assumes target performance is the probable outcome. For fiscal year 2025, per Mr. Appel’s Amended and Restated employment letter dated February 12, 2024, Mr. Appel is not eligible to receive any additional equity awards during his three-year employment term; therefore, no equity awards were granted in fiscal year 2025. Additionally, the 367,648 performance shares granted to Mr. Lohani on December 20, 2024 are not included because the key terms and conditions of these awards, including the performance criteria, have not yet been determined. As a result, the grant date criteria under ASC 718 have not been met, and the fair value of these awards cannot be measured at this time. Once the performance conditions are established, the awards will be reported in the appropriate tables in future filings.

Outstanding Equity Awards at Fiscal Year-End 2025

The following table sets forth information concerning outstanding equity awards held by the NEOs at fiscal year ended February 28, 2025. At the Effective Time of the Mergers, pursuant to the Merger Agreement, our NEOs’ outstanding equity awards will be treated as set forth in the section above titled “WiseTech – Merger Agreement”.

Name	Grant Date	Grant Type	Number of Securities Underlying Unexercised Options (Exercisable) (1)(2)	Number of Securities Underlying Unexercised Options (Unexercisable)	Equity Incentive Plan awards: number of securities underlying unexercised unearned options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares of Stock That Have Not Vested (#) (3)	Market Value of Shares of Stock That Have Not Vested ($)	Equity Incentive Plan awards: number of unearned shares that have not vested (#)(4)(5)(6)	Equity Incentive Plan awards: market value of unearned shares that have not vested ($)(7)

	2/12/24	PB Options	425,000		1,275,000	4.11	2/12/31

	2/12/24	PB RSU								1,125,000	2,576,250

Andrew	2/12/24	TB Options	566,667	1,133,333		4.11	2/12/34

Apell	2/12/24	TB RSU						1,000,000	2,290,000

	3/1/23	TB RSU						10,753	24,624

	11/10/22	TB RSU						2,755	6,309

	5/1/24	PB RSU								240,507	550,761

	5/1/24	TB RSU						42,900	98,241

	5/1/24	TB RSU						240,507	550,761

	11/20/23	TB RSU						836,121	1,914,717

	5/5/23	TB Options	82,451	58,893		4.62	5/5/33

Marje	5/1/23	TB RSU						79,596	182,275

Armstrong	5/1/23	PB RSU								28,839	66,041

	5/1/23	TB RSU						56,305	128,938

	5/21/22	TB RSU						28,164	64,496

	5/21/22	PB RSU								9,388	21,499

	5/13/22	PB Options	19,894		19,894	7.76	5/12/32

	5/1/22	TB RSU						213,178	488,178

Susan Bennett	1/7/25	TB Options		164,836		2.73	1/7/35
	12/20/24	TB RSU						570,343	1,306,085
	12/20/24	PB RSU								342,206	783,652

	5/1/24	PB RSU								240,507	550,761

	5/1/24	TB RSU						16,000	36,640

	5/1/24	TB RSU						240,507	550,761

Greg	11/20/23	TB RSU						501,673	1,148,831

Randolph	8/1/23	TB RSU						40,048	91,710

	8/1/23	TB RSU						415,049	950,462

	8/1/23	TB Options	31,572	31,575		5.15	8/1/33

	8/1/23	PB RSU								17,094	39,145

Rachit	12/20/24	TB RSU						1,102,942	2,525,737

Lohani	12/20/24	TB RSU						919,118	2,104,780

E2open Proxy Statement 2025 |	63

1.	For fiscal 2025 and 2024, time-based options awarded to NEOs vests one-third in the first year and then equally every quarter for the next two years for the remaining options.
2.

For fiscal 2024, performance-based options awarded to the CEO were part of his onboarding compensation and subject to a 3- year performance period. The performance-based options are subject to the achievement of the price of one share of stock holding consistent for twenty (20) out of thirty (30) consecutive trading days during the Performance Period. PB Options for the CEO vests one-third in the first year and equally every quarter for the next two years. For fiscal 2023, performance-based options were subject to a one-year organic revenue growth target, net bookings target, and adjusted EBITDA target vest in 25% increments annually on each anniversary of the grant date, subject to achievement of performance and other continued service conditions.

3.

For fiscal 2025, time-based restricted stock units vest one-third on the first year anniversary and then vests equally on each three month anniversary for the remaining two years. For Mr. Lohani’s $3.0 million time-based RSUs grant dated December 20, 2024, his award vests in 25% increments annually on each anniversary on the date of the grant. For fiscal 2024, all time-based restricted stock units vest one-third on the first year anniversary and then vests equally on each three-month anniversary for the remaining two years. However, Mr. Appel’s March 1, 2023 Advisory Grant of $100,000 vests ratably for three years and Mr. Randolph’s $2.8 million inducement equity grant dated August 1, 2023, vests ratably over 4 years on each grant date anniversary. Additionally, for grants dated November 20, 2023 for Ms. Armstrong and Mr. Randolph, their time-based restricted stock units vest 100% after eighteen months. For fiscal year 2023, the time-based restricted stock units vest in one-third increments annually on each anniversary of the grant date, subject to continued service conditions. For Ms. Armstrong, the time-based RSUs granted May 1, 2022 for a $3.3 million Inducement Equity Grant for the hiring of Ms. Armstrong vest ratably over four years.

4.

For Fiscal 2025, the performance-based restricted stock units vest one-third on the first year anniversary and then vests equally on each three-month anniversary for the remaining two years. For fiscal 2024 and 2023, the performance-based restricted stock units vest in 25% increments annually on each grant date anniversary, subject to achievement of performance and other continued service conditions.

5.

For fiscal 2024, performance-based restricted stock awarded to Mr. Appel was part of his onboarding compensation and subject to a 3- year performance period. The performance-based restricted stock are subject to the achievement of the price of one share of stock holding consistent for twenty (20) out of thirty (30) consecutive trading days during the Performance Period. PB Options for the CEO vests one-third in the first year and equally every quarter for the next two years.

6.

For fiscal 2025, the 367,648 performance shares granted to Mr. Lohani on December 20, 2024 are not included in the above table because the key terms and conditions of these awards, including the performance criteria, have not yet been determined. As a result, the grant date criteria under ASC 718 have not been met, and the fair value of these awards cannot be measured at this time.

7.

The market value of unvested stock awards is calculated by multiplying the number of unvested stock awards held by the applicable named executive officer by the closing market price of our common stock on the NYSE on February 28, 2025, the last day of fiscal 2025, which was $2.29.

Options Exercised and Stock Vested

The following table sets forth information concerning options exercised and stock vested by the NEOs at fiscal year ended February 28, 2025.

	Option Awards		Stock Awards

Name	Number of Shares	Value Realized	Number of Shares	Value Realized

	Acquired on	on Exercise	Acquired	on Vesting

	Exercise	($)(1)	on Vesting	($)(2)

Andrew Appel	0	$0.00	1,193,948	$3,717,774

Marje Armstrong	0	$0.00	339,324	$1,531,946

Susan Bennett	0	$0.00	150,000	$460,500

Greg Randolph	0	$0.00	184,096	$799,176

1.

Represents amount realized upon exercise of stock options, based on the difference between the market value of the shares acquired at the time of exercise and the exercise price. As the exercise price was greater than the closing stock price, the accelerated options would be underwater and without value. Mr. Lohani has not been awarded option grants.

2.	Represents the value realized upon vesting of RSUs, based on the market value of the shares on the vesting dates.

E2open Proxy Statement 2025 |	64

Potential Payments Upon Termination or

Change-In-Control

Executive Change-in-Control and Severance Policy

Each of our NEOs is subject to the Executive Severance Plan, as adopted by our Board in February 2021 (the “Severance Plan”). With limited exceptions, the Severance Plan and the grant agreements are the sole documents governing benefits payable to or realizable by our NEOs eligible to receive benefits under it. In order to receive benefits under the Severance Plan, the NEO would sign a standard non-compete, non-solicitation, non-disparagement and confidentiality agreement, with the terms of the non-compete and non-solicitation running for one year from the date of entering into the agreement. Under the Severance Plan and the grant agreements, each named executive officer is entitled to specific benefits upon the following events:

•	a change-in-control (“CIC”);

•	a constructive termination in connection with a change-in-control; and

•	a constructive termination not in connection with a change-in control.

The table below sets forth the benefits payable to or realizable by the NEOs in each of the three scenarios above. “Severance” as used in the column headings refers only to the constructive termination scenario not in connection with a change-in-control, where a NEO is terminated without cause or resigns for good reason. As the table indicates, the Severance Plan nor the grants agreements provide for any “single trigger” change-in-control benefits.

	Change-in-Control	Change-in-Control	Non-Change-in-Control

	Benefits	Severance Benefits	Severance Benefits

Performance-Based Equity Awards	Performance criteria deemed satisfied as of CIC date; Any time-based service vesting conditions continue to apply after CIC.	Portion of RSUs and options that previously performance vested due to CIC will immediately time vest.	Once performance is determined, pro-rata number of RSUs and options based on length of employment during four-year award period shall immediately time vest.

Time-Based Equity Awards	None.	All unvested outstanding RSUs shall immediately vest.	Pro-rata number of RSUs based on length of employment during three-year award period shall immediately time vest.

Cash: Bonus and Base Salary	None.	200% of base salary + 200% target bonus.	100% of base salary + 100% target bonus.

Benefits	None.	COBRA benefits for 18 months after termination.	COBRA benefits for 18 months after termination.

E2open Proxy Statement 2025 |	65

Potential / Actual Payments

The tables below quantify the potential payments and other benefits that our current NEOs would receive under the Severance Plan and grant agreements upon (a) a constructive termination of employment in connection with a change- in-control and (b) a constructive termination of employment not in connection with a change-in-control. Pursuant to our Severance Plan, all cash payments will be made immediately in lump sum. The calculations assume that the triggering event took place on February 28, 2025, the last business day of our last completed fiscal year, and the closing price of our common stock on the NYSE as of February 28, 2025 was the value of the consideration paid for each share of our common stock in the change-in-control, which we refer to as the “Transaction Price,” for purposes of determining the satisfaction of performance requirements under the outstanding PSU awards.

As described above, the occurrence of a change-in-control would not by itself result in any payment or the provision of any benefits to a NEO. However, the satisfaction of the performance targets under the NEO’s PSU awards will be determined as of the date of such change-in-control, based on the Transaction Price. The shares subject to such PSU awards will be deemed earned as of such date to the extent the performance targets as computed on this basis have been satisfied, but the awards will remain subject to remaining service or time-based vesting requirements, unless and until the employment of the NEO is terminated in connection with the change-in-control.

While the above describes e2open’s executive change-in-control and severance policy for NEO’s, it is important to note that upon the appointment of Mr. Appel to CEO, the Board entered into an Amended and Restated agreement dated February 12, 2024 which memorializes the terms and conditions of Mr. Appel’s continued employment with the Company as its Chief Executive Officer. The terms of the change-in-control provisions for Mr. Appel are as disclosed in Item 5.02 of our Form 8-K filed on February 14, 2024. The applicable differences are referenced in the following table notes.

The following tables do not reflect any payments or benefits payable in connection with the Mergers or contemplate the impact of the Merger Agreement.

E2open Proxy Statement 2025 |	66

Scenario 01 Constructive Termination In Connection With a Change-in-Control

Name	Cash Severance ($)	Value of Accelerated PB RSU Awards ($)(1)	Value of Accelerated TB RSU Awards ($)(1)	Value of Accelerated PB Option Awards ($)(2)	Value of Accelerated TB Option Awards ($)(3)	COBRA Benefits ($)(4)	Total ($)

Andrew Appel	2,925,000	572,500	2,320,933	—	—	26,789	5,845,222

Marje Armstrong	1,600,000	638,301	3,427,606	—	—	26,789	5,692,696

Susan Bennett	1,560,000	783,752	1,306,085	—	—	26,789	3,676,626

Greg Randolph	2,000,000	589,906	4,801,761	—	—	26,789	7,418,456

Rachit Lohani	1,700,000	841,914	4,630,517	—	—	26,789	7,199,220

1.

Represents the value of unvested stock awards held by each named executive officer on February 28,2025, the vesting of which would be accelerated by the applicable triggering event, based on the closing market price of $2,29 per share of our common stock on the NYSE on February 28, 2025.

2.

This value is based on the difference between the closing price for our common stock on February 28, 2025, and the exercise price of the accelerated stock option awards. As the exercise price was greater than the closing stock price, the accelerated performance options would be underwater and without value for Mr. Appel and Ms. Armstrong. Additionally, for Mr. Appel, per his Amended and Restated Agreement, his award immediately time vests and then performance achievement is determined by the change in control price and applicable vesting payout percentage. As the triggering event is based on the closing market price of $2.29 per share February 28, 2025, Mr. Appel’s performance -based option attainment is below the minimum threshold hurdle of $3.50. Therefore, no additional performance vesting is attained.

3.

This value is based on the difference between the closing price for our common stock on February 28, 2025, and the exercise price of the accelerated time-based stock option awards. As the exercise price was greater than the closing stock price, the accelerated time-based options would be underwater and without value for Mr. Appel, Ms. Armstrong, and Ms. Bennett.

4.	The value represented in this column includes the estimated costs of extending medical, dental and vision benefits for the period of time specified in the Severance Plan.

E2open Proxy Statement 2025 |	67

Scenario 02 Constructive Termination Not In Connection With a Change-in-Control

Name	Cash Severance ($)(1)	Value of Accelerated PB RSU Awards ($)(2)	Value of Accelerated TB RSU Awards ($)(3)	Value of Accelerated PB Option Awards ($)(4)	Value of Accelerated TB Option Awards ($)(5)	COBRA Benefits ($)(6)	Total ($)

Andrew Appel	2,925,000	286,250	2,320,933	—	—	26,789	5,558,972

Marje Armstrong	800,000	374,941	2,105,207	—	—	26,789	3,306,937

Susan Bennett	780,000	195,913	72,560	—	—	26,789	1,075,262

Greg Randolph	1,000,000	274,258	1,310,433	—	—	26,789	2,611,480

Rachit Lohani	850,000	35,080	222,171	—	—	26,789	1,134,040

1.

Mr. Appel’s cash severance is 200% of base salary plus 200% of target bonus per the Amended and Restated Agreement entered into with the Board of Directors upon his appointment to CEO dated February 12, 2024.

2.

This column represents the value of performance-based RSUs that immediately time vest based on the RSUs granted to each named executive officer and then pro-rated based on length of employment during the award period. The value of the unvested stock awards is calculated using February 28, 2025, the last day of our fiscal year and the triggering event date, and the closing market price of $2.29 per share of our common stock on the NYSE. For fiscal 2025 and 2024, length of employment was based on a performance period of three years. Prior to fiscal 2024, length of employment was based on a performance period of four years. The performance based RSU awards were determined by the pro-rated terms of each NEO RSU award agreement in conjunction with our severance policy. For Mr. Lohani, because his performance period has not ended, his performance-based RSU is based on the value of 1/4th of his unvested stock award as of February 28, 2025, the vesting of which would be accelerated by the applicable triggering event and based on attainment of 100% of target and then pro-rated based on length of employment. For Mr. Appel, per his Grant Agreement and upon appointment to CEO, the portion of the applicable award that has time-vested as of such date of termination, plus the portion of the applicable award that would have time-vested during the 12-month period following such date of termination, will remain outstanding and eligible to performance-vest during the period ending on the earlier of 18 months following such date of termination and the last day of the applicable performance period (subject to performance hurdles as set forth in the applicable Award Agreement). Because we cannot reasonably forecast the performance vesting 18-months from February 28, 2025, this value represents one-third that would have time-vest for an additional twelve months and is based on the closing market price of $2.29 per share of our common stock on the NYSE on February 28, 2025.

3.

This column represents the value of RSUs that immediately time vest based on the RSUs granted to each named executive officer and then pro-rated based on length of employment during the award period. The value of the unvested stock awards is calculated using February 28, 2025, the last day of our fiscal year and the triggering event date, and the closing market price of $2.29 per share of our common stock on the NYSE. Length of employment was based on a period of three years. For Mr. Randolph, his 553,399 shares granted August 1, 2023, is based on the length of employment for four years. The RSU awards were determined by the pro-rated terms of each NEO RSU award agreement in conjunction with our severance policy. For Mr. Appel, per his Grant Agreement and upon appointment to CEO, this value represents all unvested awards that immediately time vest and the award value is based on the closing market price of $2.29 per share of our common stock on the NYSE on February 28, 2025.

4.

For Ms. Armstrong, this value is based on the difference between the closing price for our common stock on February 28, 2025, and the exercise price of the accelerated stock option awards. As the exercise price was greater than the closing stock price, the accelerated options would be underwater and without value. For Mr. Appel, per his Grant Agreement and upon appointment to CEO, the portion of the applicable award that has time-vested as of such date of termination, plus the portion of the applicable award that would have time-vested during the 12-month period following such date of termination, will remain outstanding and eligible to performance-vest during the period ending on the earlier of 18 months following such date of termination and the last day of the applicable performance period (subject to performance hurdles as set forth in the applicable Award Agreement). Because we cannot reasonably forecast the performance vesting 18 months from February 28, 2025, this value is based on the difference between the closing price of our common stock on February 28, 2025, and the exercise price of the accelerated stock option awards. As the exercise price was greater than the closing stock price, the accelerated options would be underwater and without value.

5.

This value is based on the difference between the closing price for our common stock on February 28, 2025, and the exercise price of the accelerated stock option awards for Ms. Armstrong and Ms. Bennett. As the exercise price for all option awards was greater than the $2.29 closing stock price, the accelerated options would be underwater and without value. For Mr. Appel, per his Grant Agreement and upon his appointment to CEO, his unvested award will vest in full, however, as the exercise price of $4.11 was greater than the $2.29 closing stock price, the accelerated options would be underwater and without value.

6.	The value represented in this column includes the estimated costs of extending medical, dental and vision benefits for the period of time specified in the Severance Plan.

E2open Proxy Statement 2025 |	68

CEO Pay Ratio

This section includes a comparison of the annual total compensation of our CEO, Mr. Appel, against the median of the annual total compensation of all of our employees (other than Mr. Appel), for fiscal 2025, determined in accordance with SEC rules. The methodology we used to calculate the pay ratio is described below.

Our median employee’s fiscal 2025 compensation was $36,051. Comparing this to the 2025 compensation of Mr. Appel ($2,520,013), we estimate that the CEO Pay Ratio was 70:1.

The pay ratio was calculated in a manner consistent with Item 402(u) of Regulation S-K under the Securities Act of 1933, as amended, and based upon our reasonable judgment and assumptions. The SEC rules do not specify a single methodology for identification of the median employee or calculation of the pay ratio, and other companies may use assumptions and methodologies that are different from those used by us in calculating their pay ratio. Accordingly, the pay ratio disclosed by other companies may not be comparable to our pay ratio as disclosed above.

Methodology

The annual total compensation of our CEO for fiscal 2025, as set forth in the section above, is the same amount as we reported for Mr. Appel in the Summary Compensation Table above and was calculated in accordance with Item 402(c) of Regulation S-K. Our median employee represents the composition of our workforce, as the individual was located outside of the United States, and was a salaried staff software engineer.

For fiscal 2025, we identified our median employee in the following manner which reflects the growth of our employee population and international expansion:

•

We determined the pool of qualifying employees (i.e., employees whose compensation data would be considered in our analysis) by identifying everyone who was a full-time, part-time, seasonal or temporary worker for e2open or any of our consolidated subsidiaries as of February 28, 2025. We identified 3,923 such qualifying employees, of which 1,048 were based in North America, 488 in EMEA, 109 in South America, 1,773 in India, and 505 in APAC. For purposes of this analysis, we excluded consultants and other service-providers who were employed by an unaffiliated third party as of February 28, 2025.

•

We calculated their total target compensation by combining their annual base salary as of February 28, 2025, plus their annual variable compensation for fiscal year 2025 plus the fair value of their fiscal 2025 stock-based compensation as of the date of grant.

•

For employees who were paid in currency other than U.S. dollars, we converted the cash portion of their compensation into U.S. dollars based on average (mean) exchange rate for the month ending February 28, 2025.

•	We did not make any cost-of-living adjustments despite the fact that over 70% of our employee base resides outside of North America with different cost of living and pay scales.

Next, we ordered the qualifying employees based on their notional annual total compensation (calculated as described above) and identified the median as the employee in the middle of the ordered list. Once we identified our median employee, we determined the median employee’s total annual compensation, for purposes of the disclosure above, in accordance with Item 402(c) of Regulation S-K.

E2open Proxy Statement 2025 |	69

Pay Versus
Performance
As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(v) of Regulation S-K (“Item 402(v)”), the Company is providing the following information regarding the relationship between the executive “Compensation Actually Paid” as defined in Item 402(v) (“CAP”) by the Company and the financial performance of the Company over the applicable time period of the disclosure, calculated in a manner consistent with Item 402(v). For a more comprehensive description of our executive compensation program and the factors used by the Compensation Committee to determine pay for our NEOs, see the “Compensation Discussion and Analysis” section of this Proxy Statement. Accordingly, the table below provides information about CAP for the Company’s Principal Executive Officer (“PEO”) and the average CAP for our non-PEO NEOs alongside certain Company financial metrics during fiscal year 2025 and the two preceding fiscal years.

					Value of Initial Fixed $100

					Investment Based on:

Fiscal Year Ended	Summary Compensation Table Total for PEO ($)(1)	Compensation Actually Paid to PEO ($)	Average Summary Compensation Table Total for Non-PEO NEOs ($)(2)	Average Compensation Actually Paid to Non-PEO NEOs ($)	Total Shareholder Return ($)	Peer Group Total Shareholder Return ($)(3)	Net Loss ($ in thousands)	Adjusted EBITDA ($ in thousands)

February 28, 2025	2,520,013	(8,272,852)	3,922,946	2,978,301	23.13	180.77	(725,785)	215,482

February 29, 2024	27,649,449	26,733,804	4,906,364	5,485,810	42.70	201.60	(1,185,079)	220,333

February 28, 2023	7,587,609	2,865,300	3,387,231	434,813	62.60	120.60	(720,202)	217,130

1.
For fiscal years 2025 and 2024, this is the total compensation, as depicted in the Summary Compensation Table, for Mr. Andrew Appel, our Chief Executive Officer and Principal Executive Officer. For the fiscal year 2023, this is the total compensation, as depicted in the Summary Compensation Table, for Mr. Farlekas, our former Chief Executive Officer and Principal Executive Officer.

2.
For fiscal year 2025, this is the average total compensation, as depicted in the Summary Compensation Table, for the following executives, Ms. Marje Armstrong, Chief Financial Officer and Chief Human Resources Officer; Ms. Susan Bennett, Chief Legal Officer and Secretary; Mr. Rachit Lohani, Chief Product and Technology Officer; and Mr. Greg Randolph, Chief Commercial Officer. For fiscal year 2024, this is the average total compensation as depicted in the Summary Compensation Table, for the following executives, Ms. Marje Armstrong, Chief Financial Officer; Ms. Jennifer Grafton, former Executive Vice President, General Counsel and Secretary; Mr. Greg Randolph, Chief Commercial Officer; and Mr. Pawan Joshi, Executive Vice President, Product Management & Strategy. For fiscal year 2023, this is the average total compensation as depicted in the Summary Compensation Table, for the following executives, Ms. Marje Armstrong, Chief Financial Officer; Ms. Laura Fese, former Executive Vice President and General Counsel; Mr. Peter Hantman, former Chief Operating Officer; and Mr. Pawan Joshi, Executive Vice President, Product Management & Strategy.

3.
Our total shareholder return assumes the investment of $100 in our common stock on June 15, 2022, the day the units and warrants began trading on the NYSE through and including the end of the fiscal year for which the total shareholder return is depicted. Peer group total shareholder return is based on the weighted-average total shareholder of the respective peer group for each fiscal year. The companies in the fiscal 2025 peer group were Manhattan Associates, Inc. (MANH), Kinaxis Inc. (KXS.TO), Logility Supply Chain Solutions, Inc. (LGTY), SPS Commerce, Inc. (SPCS), Tecsys, Inc. (TCS.TO) and The Descartes Systems Group, Inc. (DSG.TO). The companies in the fiscal 2024 peer group were American Software, Inc. (AMSWA), Manhattan Associates, Inc. (MANH), ReposiTrak, Inc. (TRAK), SPS Commerce, Inc. (SPCS), Tecsys, Inc. (TCS.TO), and The Descartes Systems Group, Inc. (DSG.TO) The companies in the fiscal 2023 peer group were American Software, Inc. (AMSWA), Manhattan Associates, Inc. (MANH), Park City Group, Inc. (PCYG), SPS Commerce, Inc. (SPCS), Tecsys, Inc. (TCS.TO), The Descartes Systems Group, Inc. (DSG.TO) and TrackX Holdings Inc. (TKX.V).

E2open Proxy Statement 2025 |	70

			Deductions	Additions

Fiscal Year Ended	Year	Summary	Amounts Reported in Summary Compensation Table for Stock Awards ($)	Value of Stock Awards Granted During the Year, Outstanding and Unvested at Fiscal Year- End ($)	Change in Value of	Change in	Compensation
		Compensation			Stock	Value of Stock	Actually Paid
		Table Total			Awards Granted in	Awards	Total
		($)			Any	Granted in Any	($)
					Prior Year,	Prior Year,
					Outstanding	Vested During
					and Unvested at	the Fiscal Year
					Fiscal	($)
					Year-End
					($)

PEO	February 28, 2025	2,520,013	—	—	(7,516,645)	(3,276,220)	(8,272,852)

	February 29, 2024	27,649,449	(27,265,168)	26,349,523	—	—	26,733,804

	February 28, 2023	7,587,609	(3,041,971)	(328,249)	(1,055,416)	(296,673)	2,865,300
Average Non-PEO NEO	February 28, 2025	3,922,946	(1,676,237)	2,402,070	(1,250,145)	(420,333)	2,978,301

	February 29, 2024	4,906,364	(2,092,684)	3,625,563	(407,335)	(546,098)	5,485,810

	February 28, 2023	3,387,231	(2,024,889)	(293,623)	(520,275)	(113,630)	434,813

E2open Proxy Statement 2025 |	71

Required Disclosure of the Relationship Between Compensation Actually Paid and Financial Performance Measures

Tabular
List of Most Important Performance Measures
In accordance with the requirements of Item 402(v)(6), we have identified an unranked list of the most important financial performance measures, which represent the most important financial metrics used by the Company to link fiscal 2025 CAP, for our PEO and other NEOs, to Company performance. These metrics are described further under Compensation Discussion and Analysis, specifically under
the subheadings “Short-Term Incentive” and “Long-Term Incentive.”

The Compensation Committee has not historically and does not currently evaluate CAP as calculated pursuant to Item 402(v)(2) as part of its executive compensation determinations; accordingly, the Compensation Committee does not actually use any financial or non-financial performance measures specifically to link NEO CAP to Company performance.

All information provided above under the “Pay Versus Performance” heading will not be deemed to be incorporated by reference in any filing of our Company under the Securities Act of 1933, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.
Most Important Performance Measures
• Adjusted EBITDA • Net Bookings • Organic Revenue Growth

E2open Proxy Statement 2025 |	72

Security Ownership of Certain

Beneficial Owners and Management

The following table sets forth information known to us regarding the beneficial ownership of our common stock as of May 28, 2025 by:

•	each person who is the beneficial owner of more than 5% of the outstanding shares of our common stock;

•	each of our named executive officers and directors; and

•	all of our executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days.

The beneficial ownership of shares of the Company’s common stock as of May 28, 2025 is based on the following: (i) an aggregate of 312,340,382 shares of Class A Common Stock issued and outstanding; (ii) 30,692,235 shares of Class V Common Stock issued and outstanding; (iii) 15,280,000 shares of Class A Common Stock subject to outstanding public warrants of the Company, (iv) 0 restricted stock units that vest within 60 days of May 28, 2025; (v) 1,046,322 options that have vested, but are unexercised; and (vi) 0 options that vest within 60 days of May 28, 2025; provided that, the information below excludes (a) the shares of Class A Common Stock reserved for future awards under the EIP and (b) non-voting shares of Series B-2 Common Stock issued upon completion of the Business Combination.

Unless otherwise indicated, the Company believes that all persons named in the table below have sole voting and investment power with respect to all shares of voting stock beneficially owned by them. Unless otherwise noted, the business address of each of the following entities or individuals is 14135 Midway Rd Ste G300, Addison, TX 75001.

E2open Proxy Statement 2025 |	73

Name and Address of Beneficial Owner	Class A Stock # of Shares	%	Class V Stock # of Shares	%	Total Voting Power %

Insight Partners(1)	20,202,501	6.3%	29,628,506	96.5%	14.3%

Francisco Partners(2)	38,700,076	12.1%	—	—	11.1%

Temasek Shareholder(3)	29,248,151	9.2%	—	—	8.4%

The WindAcre Partnership Master Fund LP(4)	28,817,992	9.0%	—	—	8.2%

The Vanguard Group(5)	26,988,958	8.5%	—	—	7.7%

BlackRock, Inc.(6)	17,333,950	5.4%	—	—	5.0%

Andrew Appel(7)	1,641,378	*	—	—	*

Marje Armstrong(8)	1,069,431	*	—	—	*

Susan Bennett	86,550	*	—	—	*

Pawan Joshi(9)	1,064,690	*	—	—	*

Rachit Lohani	—	—	—	—	—

John McIndoe(10)	144,130	*	—	—	*

Greg Randolph(11)	499,911	*	—	—	*

Keith W. Abell	168,707	*	—	—	*

Chinh E. Chu(12)	13,931,376	4.4%	—	—	4.0%

Stephen C. Daffron	145,379	*	—	—	*

Martin Fichtner(13)	—	*	—	—	—

Eva F. Harris	145,816	*	—	—	*

Ryan M. Hinkle(14)	141,313	*	—	—	*

Timothy I. Maudlin(15)	117,646	*	165,013	*	*

All directors and EOs as a group (14 individuals)	19,156,327	6.0%	165,013	*	5.5%

1.

Consists of 8,391,675 shares of Class A Common Stock owned by Insight Venture Partners (Cayman) IX, L.P., 1,789,373 shares of Class A Common Stock owned by Insight Venture (Delaware) IX, L.P., 5,220,857 shares of Class A Common Stock owned by Insight Venture Partners Growth-Buyout Coinvestment Fund (Cayman), L.P., 4,800,596 shares of Class A Common Stock owned by Insight Venture Partners Growth-Buyout Coinvestment Fund (Delaware), L.P. and 29,628,506 shares of Class V Common Stock owned by Insight E2open Aggregator, LLC (collectively, the “Insight Stockholders”). Insight E2open Aggregator, LLC is managed by Insight Venture Partners IX, L.P. The general partner of each of Insight Venture Partners IX, L.P., Insight Venture Partners (Cayman) IX, L.P. and Insight Venture Partners (Delaware) IX, L.P. is Insight Venture Associates IX, L.P., and the general partner of Insight Venture Associates IX, L.P. is Insight Venture Associates IX, Ltd. The general partner of each of Insight Venture Partners Growth-Buyout Coinvestment Fund (Cayman), L.P. and Insight Venture Partners Growth-Buyout Coinvestment Fund (Delaware), L.P. is Insight Venture Associates Growth- Buyout Coinvestment, L.P., and the general partner of Insight Venture Associates Growth-Buyout Coinvestment, L.P. is Insight Venture Associates Growth-Buyout Coinvestment, Ltd. The sole stockholders of each of Insight Venture Associates IX, Ltd. and Insight Venture Associates Growth-Buyout Coinvestment, Ltd. is Insight Holdings Group, LLC (“Insight Holdings”). Each of Jeffrey Horing, Deven Parekh, Peter Sobiloff, Jeffrey Lieberman and Michael Triplett is a member of the board of managers of Insight Holdings and may be deemed to hold voting and dispositive power over the shares held of record by the Insight Stockholders. Each of the members of the board of managers of Insight Holdings disclaims beneficial ownership of such shares except to the extent of their respective pecuniary interest therein, and the foregoing is not an admission that any of Insight Venture Partners IX, L.P., Insight Venture Associates IX, L.P., Insight Venture Associates IX, Ltd., Insight Venture Associates Growth-Buyout Coinvestment, L.P., Insight Venture Associates Growth-Buyout Coinvestment, Ltd. or Insight Holdings is the beneficial owner of any shares held by the Insight Stockholders. The principal business address of each of the Insight Stockholders is 1114 Avenue of the Americas, 36th Floor, New York, New York 10036.

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2.

Consists of 38,710,297 shares of Class A Common Stock owned directly by Francisco Partners III (Cayman), L.P., 427,438 shares of Class A Common Stock owned directly by Francisco Partners Parallel Fund III (Cayman), L.P. (together, the “Francisco Partners Funds”). Francisco Partners GP III (Cayman), L.P. is the general partner of each of the Francisco Partners Funds. Francisco Partners GP III Management (Cayman), Ltd. is the general partner of Francisco Partners GP III (Cayman), L.P. Francisco Partners Management, L.P. serves as the investment manager for each of the Francisco Partners Funds. Voting and disposition decisions at Francisco Partners Management, L.P. with respect to the shares of Class A Common Stock owned by each of the Francisco Partners Funds are made by an investment committee consisting of Dipanjan Deb, David Golob, Keith Geeslin, Ezra Perlman, and Megan Karlen, with no one member having the power to act alone to exercise such voting or dispositive power. Each of Francisco Partners Management, L.P., Francisco Partners GP III Management (Cayman), Ltd., and Francisco Partners GP III (Cayman), L.P. may be deemed to share voting and dispositive power over the shares of Class A Common Stock held by the Francisco Partners Funds, but each disclaims beneficial ownership. In addition, each of the members of the investment committee disclaims beneficial ownership of any of the shares of Class A Common Stock held by the Francisco Partners Funds. The address for each of the foregoing entities is One Letterman Drive, Building C, Suite 410, San Francisco, CA 94129.

3.

Consists of 29,248,151 shares of Class A common stock owned of record by the Temasek Shareholder. The Temasek Shareholder is controlled by Temasek Holdings (Private) Limited. Investment and voting decisions regarding such shares held by the Temasek Shareholder are made by an investment committee of Temasek Holdings (Private) Limited, acting by majority vote and, as a result, no individual investment committee member acting alone has the ability to exercise investment or voting power regarding such shares. The membership of the investment committee is subject to change from time to time. The investment committee currently consists of Dilhan Pillay, Chia Song Hwee, Nagi Hamiyeh, Ravi Lambah, Rohit Sipahimalani, Png Chin Yee, Wu Yibing, Eng Aik Meng, Martin Fichtner, Uwe Krueger, Anuj Maheshwari, John Marren, Alpin Mehta, and Suranjan Mukherjee. Each of the members of the investment committee disclaims beneficial ownership of such shares. Pursuant to the Amended and Restated Investor Rights Agreement, the Temasek Representative has the right to appoint one director to the Company’s board. The principal business address of the Temasek Shareholder is 60B Orchard Road #06-18 Tower 2, The Atrium@Orchard, Singapore, Singapore, 238891.

4.

Consists of 28,817,992 shares of Class A Common Stock owned of record by The WindAcre Partnership Master Fund LP, an exempted limited partnership established in the Cayman Islands (“Master Fund”). The WindAcre Partnership LLC, a Delaware limited liability company (“WindAcre”) serves as the investment manager of the Master Fund. Snehal Rajnikant Amin is the principal beneficial owner and managing member of WindAcre. The Master Fund, WindAcre and Mr. Amin share the power to vote or direct the vote of the 28,817,992 Common Shares owned by the Master Fund. Mr. Amin disclaims beneficial ownership of the securities owned by the Master Fund except to the extent of his pecuniary interest therein. The principal business address of the Master Fund is Ogier Global (Cayman) Limited, 89 Nexus Way, Camana Bay, Grand Cayman KY1-9009, Cayman Islands. This information is based solely on the Schedule 13G/A filing made on February 14, 2024.

5.

This information is based solely on Schedule 13G/A filed with the SEC by The Vanguard Group on November 12, 2024 reporting share ownership as of September 30. 2024. Vanguard reported that it had shared voting power over 131,036 of the shares beneficially owned; sole dispositive power over 26,649,972 of such shares; and shared dispositive power over 338,986 of such shares. The principal business address of Vanguard is 100 Vanguard Blvd., Malvern, Pennsylvania 19355.

6.

This information is based solely on Schedule 13G filed with the SEC by BlackRock, Inc. on November 8, 2024 reporting share ownership as of September 30. 2024. BlackRock reported that it had sole voting power over 16,968,783 of such shares. The principal business address of BlackRock is 50 Hudson Yards, New York, NY 10001.

7.	For Mr. Appel, ownership includes 885,417 options, which are currently underwater as of the record date with an exercise price of $4.11.
8.	For Ms. Armstrong, ownership includes 124,070 options, which are currently underwater as of the record date with exercise prices between $4.62 and $7.76.
9.	For Mr. Joshi, ownership includes 313,376 options, which are currently underwater as of the record date with varying exercise prices between $4.62 and $9.77.
10.

For Mr. McIndoe, ownership includes 37,037 options, which are currently underwater as of the record date with an exercise price of $4.04, and 9,260 options to be received within 60 days of the record date.

11.	For Mr. Randolph, ownership includes 36,835 options, which are currently underwater as of the record date with an exercise price of $5.15.
12.

Consists of 8,791,376 shares of Class A Common Stock and 5,140,000 Warrants exercisable for shares of Class A Common Stock. All shares are owned by either Chinh E. Chu or CC Capital Holdings LP and CC NB Sponsor 1 Holdings LLC, which entities are controlled by Chinh E. Chu. Mr. Chu is deemed to have beneficial ownership of all securities owned by such entities. The business address of CC Capital Holdings LP and Affiliates is 200 Park Avenue, 58th Floor, New York, New York 10166.

13.

Mr. Fichtner is a Managing Director of Temasek, an affiliate of the Temasek Shareholder described in footnote 3. Mr. Fichtner does not hold voting or dispositive power over the shares held of record by the Temasek Shareholder. See footnote 3 for more information regarding the Temasek Shareholder.

14.

Mr. Hinkle is a Managing Director of Insight Partners, an affiliate of the Insight Stockholders described in footnote 1. Mr. Hinkle does not hold voting or dispositive power over the shares held of record by the Insight Stockholders. See footnote 1 for more information regarding the Insight Stockholders.

15.

90,000 of the Class V shares are held directly by the Timothy I. Maudlin 2021 Family Trust (the “Maudlin Family Trust”) for the benefit of the Reporting Person’s children. The Reporting Person’s spouse is trustee of the Maudlin Family Trust. The Reporting Person disclaims beneficial ownership of the Common Units underlying the Class V shares held by the Maudlin Family Trust except to the extent of his pecuniary interest therein.

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Delinquent Section 16(a) Reports

Section 16(a) of the Securities Exchange Act of 1934 (Exchange Act) requires our executive officers and directors and any persons who beneficially own more than 10% of our common stock (collectively, Reporting Persons) to file reports of ownership and changes in ownership with the SEC. Reporting Persons are required by SEC regulations to furnish us with copies of all Section 16(a) reports they file. As a matter of practice, we assist our executive officers and non-employee directors in preparing initial ownership reports and reporting ownership changes and we typically file these reports on their behalf.

Based solely on our review of the Section 16(a) forms received by us or written representations from the Reporting Persons, we believe that all Reporting Persons complied with all applicable filing requirements in fiscal 2025 except for a late Form 4 disclosure made in May 2024 relating to the forfeiture of shares by Director Abell that resulted from a change in director pay election from stock to cash.

Transactions with Related Persons

We have adopted a formal written policy that applies to our executive officers, directors, nominees for directors, holders of more than five percent of any class of our voting securities and any member of the immediate family of, and any entity affiliated with, any of the foregoing persons. Such persons will not be permitted to enter into a related-party transaction with us without the prior consent of our Audit Committee, subject to exceptions for certain pre-approved related party transactions. Any request for us to enter into a transaction with an executive officer, director, principal stockholder or any of their immediate family members or affiliates must first be presented to our Audit Committee for review, consideration and approval. In approving or rejecting any proposal, our Audit Committee will consider the relevant facts and circumstances available, including, but not limited to, whether the transaction will be on terms no less favorable than terms generally available to an unaffiliated third-party under the same or similar circumstances and the extent of the related-party’s interest in the transaction.

Post-Business Combination Agreements

Tax Receivable Agreement

On February 4, 2021, in connection with the Business Combination Closing, we entered into the Tax Receivable Agreement with certain of the e2open Sellers where we are required to pay certain sellers 85% of the tax savings that we realize from increases in the tax basis in e2open Holdings’ assets as a result of the sale of e2open Holdings’ equity interests, the future exchange of the Common Units for shares of Class A Common Stock (or cash), certain pre-existing tax attributes of the Blockers and certain other tax benefits related to entering into the Tax Receivable Agreement including tax benefits attributable to payments under the Tax Receivable Agreement.

Amended and Restated Investor Rights Agreement

On February 4, 2021, in connection with the Business Combination Closing, we entered into the Investor Rights Agreement which provides affiliates of Insight Partners and CC Capital the right to nominate members of our board of directors, requires parties to vote in favor of director nominees recommended by our board of directors, require us to register securities within 30 days of the Business Combination Closing and limit transfers of beneficially owned shares of our common stock prior to the termination of the Lock-up Period, among others.

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In connection with the BluJay Acquisition Closing, the parties to the Investor Rights Agreement amended and restated the Investor Rights Agreement on September 1, 2021, in order to add Francisco Partners and the Temasek Parties as parties thereto and to make other changes related to the BluJay Acquisition. The Amended and Restated Investor Rights Agreement provides each of Francisco Partners and the Temasek Representative with the right to nominate one director to the Company’s board of directors (subject to certain conditions). The Amended and Restated Investor Rights Agreement also includes registration rights in respect of the shares of Class A Common Stock of the Company held by the equityholders party thereto. In addition, in the Amended and Restated Investor Rights Agreement, Francisco Partners, the Temasek Shareholder, and certain of the existing equityholders of the Company agreed to a six month “lock-up” restriction with respect to their shares of Class A Common Stock. The other BluJay Sellers also entered into lock-up agreements with the Company on September 1, 2021, pursuant to which they agreed to a six month “lock-up” restriction with respect to their shares of Class A Common Stock.

Sponsor Side Letter Agreement

In connection with the execution of the Business Combination Agreement, the Sponsor, certain investors and CCNB1’s Independent Directors entered into the Sponsor Side Letter Agreement with CCNB1. Under the Sponsor Side Letter Agreement, 2,500,000 Class B Ordinary Shares of CCNB1 held by the Sponsor and CCNB1’s Independent Directors were automatically converted into 2,500,000 shares of Series B-1 Common Stock, which, collectively, are referred to as the Restricted Sponsor Shares. The vesting conditions of the shares of Series B-1 Common Stock mirror the Series 1 RCUs. Upon conversion of the Restricted Sponsor Shares, the holder of each such Restricted Sponsor Share will be entitled to receive a payment equal to the amount of dividends declared on a share of Class A Common Stock beginning at the Business Combination Closing and ending on the day before the date such Restricted Sponsor Share converts into a share of Class A Common Stock. If any of the Restricted Sponsor Shares do not convert prior to the ten-year anniversary of the Business Combination Closing, such Restricted Sponsor Shares will be canceled for no consideration and will not be entitled to receive any Catch-Up Payment, as defined in the Third Company Agreement, in respect of such Restricted Sponsor Shares.

Indemnification Agreements

We entered into indemnification agreements with executive officers, Section 16 officers and directors.

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Proposals

Proposal No. 1:

Election of Directors

At our Annual Meeting, stockholders will elect Class I directors to hold office until the annual meeting of stockholders in 2028 and until the director’s successor is elected and qualified, or until the director’s earlier resignation or removal. If, however, the Mergers are completed in the timeline currently anticipated, we will not hold an annual meeting of stockholders in future years. Proxies cannot be voted for a greater number of persons than the number of nominees named. Each nominee has agreed to be named in this proxy statement and to serve if elected. If any nominee for any reason is unable or unwilling to serve, the proxies may be voted for such substitute nominee as the proxy holder may determine, unless the Board, in its discretion, reduces the number of directors serving on the Board.

Director Nominees

Mr. Abell, Mr. Daffron, and Ms. Harris have been nominated for election as Class I directors to serve a three-year term. For details regarding Board qualifications and the specific experiences, qualifications, and skills of each of our director nominees, see “Board of Directors—Nominees for Directors” on pages 23 and 24.

Required Vote

Directors are elected by a plurality vote, which means that the nominees receiving the most affirmative votes will be elected, up to the number of directors to be chosen at the meeting.

The Board recommends a vote “FOR” the election of each of the nominated directors.

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Proposal No. 2:

Advisory Vote to Approve the

Compensation of our Named

Executive Officers

Pursuant to Section 14A of the Exchange Act, we are asking our stockholders to cast a non-binding, advisory vote on the compensation of our NEOs (a “say-on-pay” vote). We currently hold our say-on-pay vote annually and we expect the next say on pay vote will occur in 2026, subject to the closing of the WiseTech acquisition. In deciding how to vote on this proposal, we urge you to consider the information contained in “Executive Compensation—Compensation Discussion and Analysis” beginning on page 42.

Required Vote

We are asking our stockholders to support the compensation of our NEOs and our compensation philosophy as described in this proxy statement. You may vote FOR or AGAINST the following resolution, or you may ABSTAIN. This advisory vote on NEO compensation will be approved if it receives the affirmative vote of the holders of a majority of the shares of Class A and Class V common stock present or represented and entitled to vote on this matter at the Annual Meeting.

Your vote is advisory, and therefore not binding on e2open, the Board or the Compensation Committee, and will not be interpreted as overruling a decision by, or creating or implying any additional fiduciary duty for, the Board or the Compensation Committee. Nevertheless, our Board and Compensation Committee value the opinions of our stockholders and view this vote as one of the modes of communication with stockholders. The Board and Compensation Committee will review and consider the outcome of this vote in determining future compensation arrangements for our NEOs.

The Board recommends a vote “FOR” the advisory approval of the compensation of our NEOs.

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Proposal No. 3:

Ratification of Selection

of Independent Registered

Public Accounting Firm

Our Audit Committee is responsible for overseeing the engagement, independence, compensation, retention and services of our independent registered public accounting firm retained to audit our consolidated financial statements. The Audit Committee has selected Ernst & Young LLP (“EY”) as our independent registered public accounting firm to perform the audit of our consolidated financial statements for fiscal 2026. Representatives of EY will be present at the Annual Meeting, will be given an opportunity to make a statement at the meeting if they desire to do so and will be available to respond to appropriate questions from stockholders.

EY has served as our independent registered public accounting firm since 2016. In conjunction with the mandated rotation of EY’s lead engagement partner, the Audit Committee is involved in the selection of EY’s lead engagement partner. In deciding to engage EY, our Audit Committee reviewed, among other factors, registered public accounting firm independence issues raised by commercial relationships we have with the other major accounting firms. We have no commercial relationship with EY that would impair its independence. Consequently, at this time, the Audit Committee does not believe that a rotation of registered public accounting firms is merited and believes that the continued retention of EY to serve as our independent registered public accounting firm is in the best interests of e2open and its stockholders.

The Audit Committee reviews audit and non-audit services performed by EY, as well as the fees charged by EY for such services. In its review of non- audit service fees, the Audit Committee considers, among other things, the possible effect of the performance of such services on the registered public accounting firm’s independence. Additional information concerning the Audit Committee and its activities with EY can be found in the following sections of this proxy statement: “Board of Directors—Committees, Membership and Meetings” and “Report of the Audit Committee of the Board of Directors.”

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Proposal No. 3: Ratification of Selection of Independent Registered Public Accounting Firm (cont.)

Pre-approval Policy and Procedures

The Audit Committee charter requires it to pre-approve all audit and non-audit services provided to us by EY. Throughout the year, the Audit Committee reviews updates regarding the nature and extent of services provided by EY. The Audit Committee will annually review and pre-approve a dollar amount for each category of services that may be provided by EY without requiring further approval from the Audit Committee. In connection with this pre-approval requirement, the Audit Committee will consider whether the categories of pre-approved services are consistent with the SEC’s rules on auditor independence. The Audit Committee will also consider whether the independent registered public accounting firm may be best positioned to provide the most effective and efficient service, for reasons such as its familiarity with our business, people, culture, accounting systems, risk profile and other factors, and whether the service might enhance our ability to manage or control risk or improve audit quality. All such factors will be considered as a whole, and no one factor is necessarily determinative.

The Audit Committee pre-approved all audit and non-audit fees of EY during fiscal 2025.

Ernst & Young Fees

The following table sets forth approximate aggregate fees billed to us by EY for fiscal 2025 and fiscal 2024:

In thousands	2025	2024
	($)	($)

Audit Fees (1)	2,946	2,230

Audit Related Fees (2)	582	566

Tax Fees	—	—

All Other Fees (3)	—	—

Total Fees	3,528	2,796

1.

Audit Fees consisted of fees for audit services primarily related to the audit of our annual consolidated financial statements; the review of our quarterly consolidated financial statements; review of comfort letters, consents, and assistance with and review of other documents filed with the SEC; and other accounting and financial reporting consultation and research work billed as audit fees or necessary to comply with the standards of the Public Company Accounting Oversight Board (United States).

2.

Audit related fees consisted of services with respect to the Statement on Standards for Attestation Engagements (“SSAE”) No. 16, related to our and our acquired entities’ cloud services offerings and consultations associated with SEC filings for 2024.

3.	All other fees consisted principally of agreed upon procedures and advisory services.

Required Vote

The ratification of the selection of EY requires the affirmative vote of the holders of a majority of shares of common stock present or represented and entitled to vote on this matter at our Annual Meeting.

The Board recommends a vote “FOR” the ratification of the selection of EY.

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Report of the Audit Committee

of the Board of Directors

Review of E2open’s Audited Financial Statements for the Fiscal Year Ended February 28, 2025

The Audit Committee has reviewed and discussed with our management our audited consolidated financial statements for the fiscal year ended February 28, 2025.

The Audit Committee has discussed with Ernst & Young LLP, our independent registered public accounting firm, the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (the “PCAOB”) and the U.S. Securities and Exchange Commission (the “SEC”).

The Audit Committee has also received the written disclosures and the letter from EY required by applicable requirements of the PCAOB regarding EY’s communications with the Audit Committee concerning independence and the Audit Committee has discussed the independence of EY with that firm.

Based on the Audit Committee’s review and discussions noted above, the Audit Committee recommended to the Board of Directors that our audited consolidated financial statements be included in our Annual Report on Form 10-K, for the fiscal year ended February 28, 2025, for filing with the SEC.

Submitted by: Timothy Maudlin, Chair Keith Abell Eva Harris Martin Fichtner

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Stockholder Proposals for 2026 Annual Meeting

If the Mergers are completed prior to the time our annual meeting of stockholders would normally take place in 2026, we will not hold an annual meeting of stockholders in 2026 (the “2026 Annual Meeting of Stockholders”). If, however, the Mergers have not been completed by that time, we would expect to hold the 2026 Annual Meeting of Stockholders.

Our Bylaws contain procedures governing how stockholders may submit proposals or director nominations to be considered at our annual meetings. The SEC has also adopted regulations (Exchange Act Rule 14a-8) that govern the inclusion of stockholder proposals in our annual proxy materials.

The table below summarizes the requirements for stockholders who wish to submit proposals or director nominations for our 2026 Annual Meeting of Stockholders. Stockholders should carefully review our Bylaws and Exchange Act Rule 14a- 8 to ensure that they have satisfied all of the requirements necessary to submit proposals or director nominations to be considered at our 2026 Annual Meeting of Stockholders. Our Bylaws are included as an exhibit to our Annual Report on Form 10-K, which can be found at www.sec.gov.

	Proposals for inclusion in 2026 proxy statement	Director nominations for inclusion in 2026 proxy statement (proxy access)	Other proposals/nominations to be presented at 2026 Annual Meeting*

TYPE OF PROPOSAL OR NOMINATION	SEC rules permit stockholders to submit proposals for inclusion in our proxy statement by satisfying the requirements described in Exchange Act Rule 14a-8.	A stockholder or a group of up to 20 stockholders meeting the ownership requirements described in Section 12 of our Bylaws may submit director nominees (constituting up to the greater of two directors or 20% of the Board) for inclusion in our proxy statement by satisfying the requirements described in Section 12 of our Bylaws.

Stockholders may present proposals or director nominations directly at the annual meeting (but not for inclusion in our proxy statement) by satisfying the requirements described in Section 12 of our Bylaws.

WHEN PROPOSAL OR NOMINATION MUST BE RECEIVED BY E2OPEN	No later than the close of business on May 1, 2026. However, if we did not hold an annual meeting the previous year, or if the date of our annual meeting has changed by more than 30 days from the anniversary of the previous year’s meeting, we will announce a new deadline in our public filings with the SEC.	No earlier than March 29, 2026 and no later than the close of business on April 30, 2026. However, if our annual meeting is advanced or delayed by more than 30 days from the anniversary of the previous year’s meeting, a stockholder’s written notice will be timely if it is delivered by the later of the 120th day prior to such annual meeting or the 10th day following the announcement of the date of the meeting.

No earlier than March 29, 2026 and no later than the close of business on April 30, 2026. However, if our annual meeting is advanced or delayed by more than 30 days from the anniversary of the previous year’s meeting, a stockholder’s written notice will be timely if it is delivered by the later of the 90th day prior to such annual meeting or the 10th day following the announcement of the date of the meeting.

WHERE TO SEND PROPOSAL OR NOMINATION

By Mail: Corporate Secretary, E2open Parent Holdings, Inc., 14135 Midway Rd., Ste G300, Addison, TX 75001 By Email: generalcounsel@e2open.com, with a confirmation copy sent by mail to the address above

WHAT MUST BE INCLUDED WITH PROPOSAL OR NOMINATION	The information required by Exchange Act Rule 14a-8	The information required by our Bylaws	The information required by our Bylaws

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Stockholder Proposals for

2026 Annual Meeting (Cont.)

*If stockholders do not comply with the Bylaw notice deadlines in this column, we reserve the right not to submit the stockholder proposals or nominations to a vote at our annual meeting. If we are not notified of a stockholder proposal or nomination by April 30, 2026, then the management personnel who have been appointed as proxies may have the discretion to vote for or against such stockholder proposal or nomination, even though such proposal or nomination is not disclosed in the proxy statement.

Under our Bylaws, if the number of directors to be elected to the Board is increased and we do not make a public announcement specifying the size of the increased Board at least 100 days prior to the first anniversary of the preceding year’s annual meeting, a stockholder’s written notice of nominees for any new position will be considered timely if it is delivered to our Corporate Secretary by the 10th day following the announcement.

Householding

As permitted by the Securities Exchange Act of 1934, we utilize a procedure called “householding.” If two or more stockholders share a mailing address, we will send only one mailing with the copy of the Notice, if paper materials are requested, only one copy of our Annual Report on Form 10-K for fiscal 2025, Notice, and Proxy Statement (collectively the “Printed Materials”) to those stockholders, unless one or more of them notifies us that they would like to receive individual copies. This practice reduces our printing and mailing costs and the environmental impact of our annual meetings. Accordingly, a single mailing with the copy of the Notice (or the Printed Materials) will be delivered to multiple stockholders sharing an address, unless contrary instructions have been received from one or more of those stockholders.

If one set of these materials was sent to your household for use by all stockholders in your household and you do not wish to participate in householding in the future, please contact our Transfer Agent, Continental Stock Transfer & Trust Company, by email to cstmail@continentalstock.com. Written requests can be mailed to: Continental Stock Transfer & Trust Company, 1 State Street, 30th Floor, New York, NY 10004.

If multiple copies of these materials were sent to your household and you want to receive one set, please contact our Transfer Agent at the above mailing address or email address. If a broker or other nominee holds your shares, you may continue to receive multiple mailings. Please contact your broker or other nominee directly to discontinue multiple mailings from them.

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Questions

& Answers

Questions and Answers About

the Annual Meeting and Voting

01	Why is the annual meeting held in a virtual format?

We are holding our 2025 Annual Meeting in a virtual format. We believe that the virtual meeting format will facilitate stockholder attendance and participation at the annual meeting by enabling stockholders to participate remotely from any location.

02	What will be voted on at the Annual Meeting?

Stockholders will be voting on the following matters:

•   Election of three directors;

•   Advisory vote to approve the compensation of our named executive officers; and

•   Ratification of selection of Ernst & Young LLP as our independent registered public accounting firm for fiscal 2026.

03	Why is e2open soliciting my Proxy?

Our Board is soliciting proxies for use at our Annual Meeting of Stockholders to be held on July 28, 2025, and any adjournments or postponements of the meeting. The meeting will be held at 2:00 p.m. Eastern Time and will be a virtual meeting via live webcast on the Internet. You will be able to attend the Annual Meeting, vote and submit your questions during the meeting by visiting https://www.proxydocs.com/ETWO.

The Notice, proxy statement and the accompanying proxy card or voting instruction card are being mailed to stockholders on or about June 18, 2025. This proxy statement provides the information you need to vote at the Annual Meeting. You do not need to attend the Annual Meeting to vote your shares.

04	Who is entitled to vote?

Only stockholders of record (Class A and Class V) at the close of business on May 28, 2025 will be entitled to vote at the Annual Meeting. On this record date, there were 312,340,382 shares of e2open Class A stock outstanding and entitled to vote and 30,692,235 shares of e2open Class V stock outstanding and entitled to vote.

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Questions and Answers About the Annual Meeting and Voting (cont.)

05	How many votes do I have?
You have one vote for each share of e2open Class A common stock and one vote for each share of e2open Class V common stock that you owned as of May 28, 2025.

06	What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Many of our stockholders hold their shares through a bank, broker, or other nominee rather than directly in their own name. As summarized below, there are differences in voting procedures between shares held directly in your own name and those owned beneficially through a bank, broker, or other nominee.

Stockholder of Record

If your shares are registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company (“Continental”), you are considered, with respect to those shares, the stockholder of record and these proxy materials are being sent to you directly. As the stockholder of record, you have the right to grant your voting proxy directly or to vote during the Annual Meeting. You may grant your voting proxy in three ways: by mail using the enclosed proxy card, by telephone or by Internet using the control number provided on the Notice or as instructed on the proxy card.

Beneficial Owner

If your shares are held by a bank, broker, or other nominee, you are considered the beneficial owner of shares held in “street name,” and our proxy materials are being forwarded to you by your bank, broker, or other nominee who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your bank, broker, or other nominee on how to vote your shares and are also invited to attend the virtual Annual Meeting.

07	How do I vote by proxy if I am a stockholder of record?

If you are a stockholder of record, you must properly submit your proxy card by mail (or vote by telephone, or the Internet) so that it is received by us before the Annual Meeting. The individuals named on your proxy card will vote your shares as you have directed. If you sign the proxy card (including electronic signatures in the case of Internet or telephonic voting) but do not make specific choices, your shares will be voted as recommended by the Board:

•   “FOR” the election of each director nominee;

•   “FOR” the approval, on an advisory basis, of executive compensation; and

•   “FOR” the ratification of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending February 28, 2026.

If any other matter is presented at the Annual Meeting, your proxy will be voted in accordance with the best judgment of the individuals named on the proxy card. As of the date of this proxy statement, we know of no other matters to be acted on at the Annual Meeting.

E2open Proxy Statement 2025 |	88

Questions and Answers About the Annual Meeting and Voting (cont.)

08	How do I give voting instructions if I am a beneficial owner?

If you are a beneficial owner of shares, you will receive instructions from your bank, broker, or other nominee as to how to vote your shares. If you give instructions to your bank, broker, or other nominee, the bank, broker, or other nominee will vote your shares as you direct. If your broker does not receive instructions from you about how your shares are to be voted, the shares will be voted depending on the type of proposal. Pursuant to rules of the NYSE, brokers have discretionary power to vote your shares with respect to “routine” matters, but they do not have discretionary power to vote your shares with respect to “non-routine” matters. The election of directors and advisory approval of executive compensation are considered “non-routine” matters and, as such, brokers holding shares beneficially owned by their clients do not have the ability to cast votes with respect to those matters unless the broker has received instructions from the beneficial owner of the shares. The proposal on ratification of the Company’s Independent Registered Public Accounting Firm is considered routine and may be voted on by the broker holding your shares.

09	May I vote by telephone or via the Internet?

Yes. If you are a stockholder of record, you have a choice of voting by telephone using a toll-free telephone number, voting over the Internet, or voting by completing the enclosed proxy card and mailing it in the return envelope provided. To vote by telephone or via the Internet, follow the instructions provided on the proxy card. We encourage you to vote by telephone or over the Internet because your vote will be tabulated faster than if you mail it. If you vote by telephone or Internet, you may incur costs, such as usage charges from Internet access providers and telephone companies. You will be responsible for those costs.

If you are a beneficial owner and hold your shares in “street name,” you will need to contact your bank, broker, or other nominee to determine whether you will be able to vote by telephone or electronically through the Internet.

Whether or not you plan to attend the virtual Annual Meeting, we urge you to vote. Voting by telephone or over the Internet or returning your proxy card by mail will not affect your right to attend the virtual Annual Meeting.

E2open Proxy Statement 2025 |	89

Questions and Answers About the Annual Meeting and Voting (cont.)

10	May I revoke my proxy or my voting instructions?
Yes. If you change your mind after you vote, if you are a stockholder of record, you may revoke your proxy through the following procedures:
• Send in another signed proxy with a later date or resubmit your vote by telephone or the Internet;
• Send a letter revoking your proxy to e2open’s Corporate Secretary at 14135 Midway Rd., Ste G300, Addison, TX 75001; or
• Attend the Annual Meeting and vote during the meeting at https://www.proxydocs.com/ETWO.

If you are a beneficial owner and hold your shares in “street name,” you will need to contact your bank, broker, or other nominee to determine how to revoke your voting instructions.

If you wish to revoke your proxy or voting instructions, you must do so in sufficient time to permit the necessary examination and tabulation of the subsequent proxy or revocation before the vote is taken.

11	How do I attend and vote during the virtual Annual Meeting?

You may attend the Annual Meeting and vote your shares at https://www.proxydocs.com/ETWO during the meeting. You may log into the meeting beginning at 1:45 p.m. Eastern Time on July 28, 2025, and the Annual Meeting will begin promptly at 2:00 p.m. Eastern Time. Follow the instructions provided on your proxy card to vote. If you are a stockholder of record, you will need the control number found on your proxy card, the Notice, or on the instructions that accompanied your proxy materials. If you are a beneficial owner and hold your shares in “street name,” you must first obtain a valid legal proxy from your bank, broker, or other nominee and then register in advance to attend the Annual Meeting. Follow the instructions from your bank, broker, or other nominee included with these proxy materials, or contact your bank, broker, or other nominee to request a legal proxy form. After obtaining a valid legal proxy from your bank, broker, or other nominee, to then register to attend the Annual Meeting, you must submit proof of your legal proxy reflecting the number of your shares along with your name and email address to Continental. Requests for registration should be directed to cstmail@continentalstock.com. Written requests can be mailed to:

Continental Stock Transfer & Trust Company

1 State St 30th Floor

New York, NY 10004

Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern Time, on Monday, July 21, 2025. Even if you plan to attend the virtual Annual Meeting, e2open recommends that you vote your shares in advance as described above so that your vote will be counted if you later decide not to attend the Annual Meeting.

E2open Proxy Statement 2025 |	90

Questions and Answers About the Annual Meeting and Voting (cont.)

12	How can I ask questions at the virtual Annual Meeting?

In order to submit a question at the virtual Annual Meeting, you will need your control number. If you are a stockholder of record, the control number can be found on your proxy card, the Notice, or on the instructions that accompanied your proxy materials. If you are a beneficial owner and hold your shares in “street name,” you can obtain a control number from Continental after you register to attend the Annual Meeting as described above under the heading “How do I attend and vote during the virtual Annual Meeting?”

You may log in 15 minutes before the start of the Annual Meeting and submit questions online. You will also be able to submit questions during the Annual Meeting. Questions may be submitted by selecting the messaging icon at the top of the screen and typing your message in the chat box once you are in the virtual Annual Meeting. Questions pertinent to meeting matters will be answered during our virtual Annual Meeting, subject to time constraints. A representative of the Company will read the question aloud prior to responding.

13	What votes need to be present to hold the Annual Meeting?

To have a quorum for our Annual Meeting, the holders of a majority of our shares of common stock outstanding as of May 28, 2025 must be present in person or represented by proxy at the Annual Meeting. The electronic presence of a stockholder at the virtual Annual Meeting will be counted as a stockholder present in person for purposes of determining a quorum.

14	What vote is required to approve each proposal?

Directors are elected by a plurality vote, which means that the nominees receiving the most affirmative votes will be elected, up to the number of directors to be chosen at the meeting. All other matters submitted for stockholder approval require the affirmative vote of the majority of shares present in person electronically or represented by proxy and entitled to vote.

E2open Proxy Statement 2025 |	91

Questions and Answers About the Annual Meeting and Voting (cont.)

15	How are votes counted?

In the election of directors, your vote may be cast “FOR” all of the nominees or your vote may be “WITHHELD” with respect to one or more of the nominees. Your vote may be cast “FOR” or “AGAINST” or you may “ABSTAIN” with respect to the proposals relating to the advisory vote to approve executive compensation and the ratification of e2open’s independent registered public accounting firm.

If you sign (including electronic signatures in the case of Internet or telephonic voting) your proxy card with no further instructions, your shares will be voted in accordance with the recommendations of the Board. If you sign (including electronic signatures in the case of Internet or telephonic voting) your broker voting instruction card with no further instructions, your shares will be voted in the broker’s discretion with respect to routine matters but will not be voted with respect to non-routine matters. As described under the header “How do I give voting instructions if I am a beneficial holder?” the election of directors and the advisory vote to approve executive compensation are considered non-routine matters.

We will appoint one or more inspectors of election to count votes cast in person, electronically or by proxy.

16	What is the effect of broker non-votes and abstentions?

A broker “non-vote” occurs when a broker holding shares for a beneficial owner does not vote on a particular proposal because the broker does not have discretionary voting power for that particular item and has not received instructions from the beneficial owner as to how to vote.

Stock owned by stockholders electing to abstain from voting with respect to any proposal will be counted towards the presence of a quorum. Stock that is beneficially owned and is voted by the beneficial holder through a broker or bank will be counted towards the presence of a quorum, even if there are broker non-votes with respect to some proposals, as long as the broker votes on at least one proposal. Broker “non-votes” will not be considered present and voting with respect to elections of directors or other matters to be voted upon at the Annual Meeting. Therefore, broker “non-votes” will have no direct effect on the outcome of any of the proposals. Abstentions will be considered present and voting and will have the effect of a vote against a proposal.

E2open Proxy Statement 2025 |	92

Questions and Answers About the Annual Meeting and Voting (cont.)

17	Who will pay the costs of soliciting proxies for the Annual Meeting?

E2open will pay all the costs of soliciting proxies for the Annual Meeting. Our directors and employees may also solicit proxies by telephone, by fax or other electronic means of communication, or in person. None of our officers or employees will receive any extra compensation for soliciting your proxy. We will reimburse banks, brokers, and other nominees for the expenses they incur in forwarding the proxy materials to you.

18	Where can I find the voting results of the Annual Meeting?

We will report the voting results in a Form 8-K that we will file with the SEC within four business days after the Annual Meeting. You can find the Form 8-K at www.sec.gov or on our website at https://investors. e2open.com/.

19	Who should I call if I have any questions?
If you have any questions about the virtual Annual Meeting, voting or about your ownership of e2open stock, please contact the General Counsel at generalcounsel@e2open.com.

20	What is the effect of the WiseTech acquisition on the items being voted on at the Annual Meeting?

Should the WiseTech acquisition close, which we anticipate to happen before the end of calendar year 2025, E2open will cease to be an independent publicly traded company as all assets and employees will become part of the WiseTech group. As such, E&Y will cease to be the auditor of E2open and the board of directors will no longer govern E2open as the assets will become part of WiseTech. Until such time as the transaction closes, the items to be voted on at the Annual Meeting shall be in full force and effect.

E2open Proxy Statement 2025 |	93

No Incorporation

by Reference

In our filings with the SEC, information is sometimes “incorporated by reference.” This means that we are referring you to information that has previously been filed, but not information that is merely furnished, with the SEC and the information should be considered as part of the particular filing. As provided under SEC regulations, the “Report of the Audit Committee of the Board of Directors” and the “Report of the Compensation Committee of the Board of Directors” contained in this proxy statement specifically are not incorporated by reference into any other filings with the SEC and are not deemed to be “Soliciting Material.” In addition, this proxy statement includes several website addresses or references to additional company reports found on those websites. These website addresses are intended to provide inactive, textual references only. The information on these websites, including the information contained in those reports, is not part of this proxy statement and is not incorporated by reference.

OTHER BUSINESS The Board does not presently intend to bring any other business before the meeting, and, so far as is known to the Board, no matters are to be brought before the meeting except as specified in the Notice included in this proxy statement. As to any business that may properly come before the meeting, however, the persons named in the proxy will vote the shares represented thereby in accordance with the judgment of the persons voting such proxies.

E2open Proxy Statement 2025 |	94

E2open and the e2open logo are registered trademarks of e2open, LLC. Moving as one. is a trademark of e2open, LLC. All other trademarks, registered trademarks, or service marks are the property of their respective owners.
14135 Midway Road, Suite G300, Addison, TX 75001 | e2open.com

P.O. BOX 8016, CARY, NC 27512-9903

E2open Parent Holdings, Inc.
Annual Meeting of Stockholders

For Stockholders of record as of May 28, 2025 Monday, July 28, 2025 2:00 PM, Eastern Time Annual Meeting to be held live via the Internet - please visit www.proxydocs.com/ETWO for more details.

YOUR VOTE IS IMPORTANT! PLEASE VOTE BY: 2:00 PM, Eastern Time, July 28, 2025.

Internet:
www.proxypush.com/ETWO

● Cast your vote online
● Have your Proxy Card ready
● Follow the simple instructions to record your vote
Phone: 1-866-362-5470
● Use any touch-tone telephone
● Have your Proxy Card ready
● Follow the simple recorded instructions
Mail:
● Mark, sign and date your Proxy Card
● Fold and return your Proxy Card in the postage-paid envelope provided

This proxy is being solicited on behalf of the Board of Directors

The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the notice and proxy statement, dated June 18, 2025, in connection with the Annual Meeting of Stockholders (the “Annual Meeting”) to be held at 2:00 p.m. Eastern Time on July 28, 2025, www.proxydocs.com/etwo via a virtual meeting, and hereby appoints Andrew Appel and Chinh E. Chu, and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all shares of Class A common stock AND Class V common stock of E2open Parent Holdings, Inc. (“E2open”) registered in the name provided, which the undersigned is entitled to vote at the Annual Meeting, and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in the accompanying proxy statement.

THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1, 2, AND 3 AND FOR ALL SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING IN THE SOLE DETERMINATION OF THE PROXIES.

You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors’ recommendation. The Named Proxies cannot vote your shares unless you sign (on the reverse side) and return this card.

PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE

Copyright © 2025 BetaNXT, Inc. or its affiliates. All Rights Reserved

E2open Parent Holdings, Inc. Annual Meeting of Stockholders

Please make your marks like this:

THE BOARD OF DIRECTORS RECOMMENDS A VOTE:
FOR ON PROPOSALS 1, 2 AND 3

BOARD OF
DIRECTORS
PROPOSAL		YOUR VOTE		RECOMMENDS

1. To elect 3 director nominees to serve as Class I directors on the Board of Directors until our 2028 Annual Meeting of Stockholders.
	FOR	WITHHOLD
1.01 Keith Abell	☐	☐		FOR

1.02 Eva Harris	☐	☐		FOR

1.03 Stephen Daffron	☐	☐		FOR

	FOR	AGAINST	ABSTAIN
2. To hold an advisory vote to approve the compensation of our named executive officers.	☐	☐	☐	FOR

3. To ratify the selection of Ernst & Young LLP as our independent registered public accounting firm for fiscal 2026.	☐	☐	☐	FOR

4. To transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

Authorized Signatures - Must be completed for your instructions to be executed.

Please sign exactly as your name(s) appears on your account. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy/Vote Form.

Signature (and Title if applicable)	Date	Signature (if held jointly)	Date